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                            THE ALLIANCE PORTFOLIOS:
                      ALLIANCE CONSERVATIVE INVESTORS FUND
                        ALLIANCE GROWTH INVESTORS FUND(R)
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                 P.O. Box 1520, Secaucus, New Jersey 07096-1520
                            Toll Free (800) 221-5672
                     For Literature Toll Free (800) 227-4618
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                       STATEMENT OF ADDITIONAL INFORMATION
                                September 1, 2002
                           (as amended April 15, 2003)
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     This Statement of Additional Information is not a prospectus and should be read in conjunction with the Funds' current Prospectus (the "Prospectus") dated September 1, 2002, as revised or supplemented from time to time. Financial statements for each Fund for the year ended April 30, 2002 are included in the respective annual report to shareholders and are incorporated into this SAI by reference. Copies of the Prospectus and annual reports may be obtained by contacting Alliance Global Investor Services, Inc. at the address or the "For Literature" telephone number shown above.

                        TABLE OF CONTENTS

INVESTMENT POLICIES..............................................   2

ADDITIONAL INVESTMENT TECHNIQUES OF THE FUNDS....................   3

INVESTMENT RESTRICTIONS..........................................   19

MANAGEMENT OF THE FUNDS..........................................   21

PORTFOLIO TRANSACTIONS...........................................   29

EXPENSES OF THE FUNDS............................................   31

PURCHASE OF SHARES...............................................   36

REDEMPTION AND REPURCHASE OF SHARES..............................   48

SHAREHOLDER SERVICES.............................................   50

NET ASSET VALUE..................................................   55

DIVIDENDS, DISTRIBUTIONS AND TAXES...............................   57

GENERAL INFORMATION..............................................   60

FINANCIAL STATEMENTS.............................................   66

APPENDIX.........................................................   A-1

    (R) This registered service mark used under license from the owner, Alliance Capital Management L.P.


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                               INVESTMENT POLICIES
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    The following investment policies and restrictions supplement and should be read in conjunction with the information set forth in the Prospectus of Alliance Conservative Investors Fund (the "Conservative Investors Fund") and
Alliance Growth Investors Fund (the "Growth Investors Fund" and, together with the Conservative Investors Fund, the "Funds"), each a series of The Alliance Portfolios (the "Trust").

    Stripped Mortgage-Related Securities. Each Fund may invest in stripped mortgage-related securities ("SMRS"). SMRS are derivative multi-class mortgage-related securities. SMRS may be issued by the U.S. Government, its agencies or instrumentalities, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.

    SMRS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of GNMA, FNMA or FHLMC certificates, whole loans or private pass-through mortgage-related securities ("Mortgage Assets"). A common type of SMRS will have one class receiving some of the interest and most of the principal from the Mortgage Assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying Mortgage Assets, and a rapid rate of principal prepayments may have a material adverse effect on the yield to maturity of the IO class. The rate of principal prepayment will change as the general level of interest rates fluctuates. If the underlying Mortgage Assets experience greater than anticipated principal prepayments, the Fund may fail to fully recoup its initial investment in these securities. Due to their structure and underlying cash flows, SMRS may be more volatile than mortgage-related securities that are not stripped.

    Although SMRS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed for these securities and, accordingly, they may be illiquid.

    Foreign Currency Exchange Transactions. Each Fund may engage in foreign currency exchange transactions to protect against uncertainty in the level of future currency exchange rates. Alliance Capital Management L.P. (the "Adviser") expects to engage in foreign currency exchange transactions in connection with the purchase and sale of portfolio securities ("transaction hedging") and to protect against changes in the value of specific portfolio positions ("position hedging").

    The Funds may engage in transaction hedging to protect against a change in foreign currency exchange rates between the date on which the Fund contracted to purchase or sell a security and the settlement date, or to "lock in" the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. The Funds may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency.

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    If conditions warrant, the Funds may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and may purchase and sell foreign currency futures contracts as hedges against changes in foreign currency exchange rates between the trade and settlement dates on particular transactions and not for speculation. A foreign currency forward contract is a negotiated agreement to exchange currency at a future time at a rate or rates that may be higher or lower than the spot rate. Foreign currency futures contracts are standardized exchange-traded contracts and have margin requirements.

    For transaction hedging purposes, the Funds may also purchase and sell call and put options on foreign currency futures contracts and on foreign currencies.

    Each Fund may engage in position hedging to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in value of a currency in which securities the Fund intends to buy are denominated, when the Fund holds cash or short-term investments). For position hedging purposes, each Fund may purchase or sell foreign currency futures contracts, foreign currency forward contracts, and options on foreign currency futures contracts and on foreign currencies. In connection with position hedging, the Funds may also purchase or sell foreign currency on a spot basis.

    A Fund's currency hedging transactions may call for the delivery of one foreign currency in exchange for another foreign currency and may at times not involve currencies in which its portfolio securities are then denominated. The Adviser will engage in such "cross hedging" activities when it believes that such transactions provide significant hedging opportunities for a Fund.

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                ADDITIONAL INVESTMENT TECHNIQUES OF THE FUNDS
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Repurchase Agreements

    The repurchase agreements referred to in the Funds' Prospectus are agreements by which a Fund purchases a security and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security. The purchased security serves as collateral for the obligation of the seller to repurchase the security and the value of the purchased security is initially greater than or equal to the amount of the repurchase obligation and the seller is required to furnish additional collateral on a daily basis in order to maintain with the purchaser securities with a value greater than or equal to the amount of the repurchase obligation. Such transactions afford the Funds the opportunity to earn a return on temporarily available cash. While at times the underlying security may be a bill, certificate of indebtedness, note, or bond issued by an agency, authority or instrumentality of the U.S. Government, the obligation of the seller is not guaranteed by the U.S. Government and there is a risk that the seller may fail to repurchase the underlying security, whether because of the seller's bankruptcy or otherwise. In such event, the Funds would attempt to exercise their rights with respect to the underlying security, including possible disposition in the market. However, the Funds may incur various expenses in the attempted enforcement and may be subject to various delays and risks of loss, including (a) possible declines in the value of the underlying security, (b) possible reductions in levels of income and (c) lack of access to and possible inability to enforce rights.

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Non-Publicly Traded Securities

    The Funds may invest in securities that are not publicly traded, including securities sold pursuant to Rule 144A under the Securities Act of 1933, as amended ("Rule 144A Securities"). The sale of these securities is usually restricted under federal securities laws, and market quotations may not be readily available. As a result, a Fund may not be able to sell these securities (other than Rule 144A Securities) unless they are registered under applicable federal and state securities laws, or may have to sell such securities at less than fair market value. Investment in these securities is restricted to 5% of a Fund's total assets (excluding, to the extent permitted by applicable law, Rule 144A Securities) and is also subject to the restriction against investing more than 15% of total assets in "illiquid" securities. To the extent permitted by applicable law, Rule 144A Securities will not be treated as "illiquid" for purposes of the foregoing restriction so long as such securities meet the liquidity guidelines established by the Trustees. Pursuant to these guidelines, the Adviser will monitor the liquidity of a Fund's investment in Rule 144A Securities.

Descriptions of Certain Money Market Securities in Which the Funds May Invest

    Certificates of Deposit, Bankers' Acceptances and Bank Time Deposits. Certificates of deposit are receipts issued by a bank in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity.

    Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by another bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most maturities are six months or less.

    Bank time deposits are funds kept on deposit with a bank for a stated period of time in an interest bearing account. At present, bank time deposits maturing in more than seven days are not considered by the Adviser to be readily marketable.

    Commercial Paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by entities in order to finance their current operations.

    Variable Notes. Variable amount master demand notes and variable amount floating rate notes are obligations that permit the investment of fluctuating amounts by a Fund at varying rates of interest pursuant to direct arrangements between a Fund, as lender, and the borrower. Master demand notes permit daily fluctuations in the interest rate while the interest rate under variable amount floating rate notes fluctuates on a weekly basis. These notes permit daily changes in the amounts borrowed. The Funds have the right to increase the amount under these notes at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. Because these types of notes are direct lending arrangements between the lender and the borrower, it is not generally contemplated that such instruments will be traded and there is no secondary

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market for these notes. Master demand notes are redeemable (and, thus, immediately repayable by the borrower) at face value, plus accrued interest, at any time. Variable amount floating rate notes are subject to next-day redemption 14 days after the initial investment therein. With both types of notes, therefore, the Funds' right to redeem depends on the ability of the borrower to pay principal and interest on demand. In connection with both types of note arrangements, the Funds consider earning power, cash flow and other liquidity ratios of the issuer. These notes, as such, are not typically rated by credit rating agencies. Unless they are so rated, a Fund may invest in them only if at the time of an investment the issuer has an outstanding issue of unsecured debt rated Aa or better by Moody's or AA or better by S&P, Fitch, or Duff & Phelps.

Asset-Backed Securities

    The Funds may invest in asset-backed securities (unrelated to first mortgage loans), which represent fractional interests in pools of retail installment loans, leases or revolving credit receivables, both secured (such as Certificates for Automobile Receivables or "CARS") and unsecured (such as Credit Card Receivable Securities or "CARDS").

    The staff of the Securities and Exchange Commission (the "SEC") is of the view that certain asset-backed securities may constitute investment companies under the Investment Company Act of 1940 (the "1940 Act"). The Funds intend to conduct their operations in a manner consistent with this view; therefore, the Funds generally may not invest more than 10% of their total assets in such securities without obtaining appropriate regulatory relief.

Lending of Securities

    The Funds may seek to increase income by lending portfolio securities. Under present regulatory policies, including those of the Board of Governors of the Federal Reserve System and the SEC, such loans may be made only to member firms of the New York Stock Exchange (the "Exchange") and would be required to be secured continuously by collateral in cash, cash equivalents, or U.S. Treasury Bills maintained on a current basis at an amount at least equal to the market value of the securities loaned. A Fund would have the right to call a loan and obtain the securities loaned at any time on five days' notice. During the existence of a loan, a Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation based on investment of the collateral. A Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by the Adviser to be of good standing, and when, in the judgment of the Adviser, the consideration that can be earned currently from securities loans of this type justifies the attendant risk. The value of the securities loaned will not exceed 25% of the value of such Fund's total assets at the time any such loan is made.

Forward Commitments and When-Issued and Delayed Delivery Securities

    Each Fund may enter into forward commitments for the purchase of securities and may purchase securities on a "when-issued" or "delayed delivery" basis. Agreements for such purchases might be entered into, for example, when a Fund anticipates a decline in interest rates and is able to obtain a more

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advantageous yield by committing currently to purchase securities to be issued later. When a Fund purchases securities in this manner (i.e., on a forward commitment, "when-issued" or "delayed delivery" basis), it does not pay for the securities until they are received, and the Fund is required to create a segregated account with the Trust's custodian and to maintain in that account liquid assets in an amount equal to or greater than, on a daily basis, the amount of the Fund's forward commitments and "when-issued" or "delayed delivery" commitments. At the time a Fund intends to enter into a forward commitment, it will record the transaction and thereafter reflect the value of the security purchased or, if a sale, the proceeds to be received, in determining its net asset value. Any unrealized appreciation or depreciation reflected in such valuation of a "when, as and if issued" security would be canceled in the event that the required conditions did not occur and the trade was canceled.

    A Fund will enter into forward commitments and make commitments to purchase securities on a "when-issued" or "delayed delivery" basis only with the intention of actually acquiring the securities. However, a Fund may sell these securities before the settlement date if, in the opinion of the Adviser, it is deemed advisable as a matter of investment strategy.

    Although neither of the Funds intends to make such purchases for speculative purposes and each Fund intends to adhere to the provisions of SEC policies, purchases of securities on such bases may involve more risk than other types of purchases. For example, by committing to purchase securities in the future, a Fund subjects itself to a risk of loss on such commitments as well as on its portfolio securities. Also, a Fund may have to sell assets which have been set aside in order to meet redemptions. In addition, if a Fund determines it is advisable as a matter of investment strategy to sell the forward commitment or "when-issued" or "delayed delivery" securities before delivery, that Fund may incur a gain or loss because of market fluctuations since the time the commitment to purchase such securities was made. Any such gain or loss would be treated as a capital gain or loss for tax purposes. When the time comes to pay for the securities to be purchased under a forward commitment or on a "when-issued" or "delayed delivery" basis, a Fund will meet its obligations from the then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the forward commitment or "when-issued" or "delayed delivery" securities themselves (which may have a value greater or less than a Fund's payment obligation).

Options

    Options on Securities. Each Fund may write and purchase call and put options on securities. Each Fund intends to write only covered options. This means that so long as a Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option or securities convertible into such securities without additional consideration (or for additional cash consideration held in a segregated account by the custodian). In the case of call options on U.S. Treasury Bills, a Fund might own U.S. Treasury Bills of a different series from those underlying the call option, but with a principal amount and value corresponding to the option contract amount and a maturity date no later than that of the securities deliverable under the call option. A Fund will be considered "covered" with respect to a put option it writes, if, so long as it is obligated as the writer of the put option, it deposits and maintains with its custodian in a segregated account liquid assets having a value equal to or greater than the exercise price of the option.

    Effecting a closing transaction in the case of a written call option will permit a Fund to write another call option on the underlying security with

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a different exercise price or expiration date or both, or in the case of a written put option will permit a Fund to write another put option to the extent that the exercise price thereof is secured by deposited cash or short-term securities. Such transactions permit a Fund to generate additional premium income, which may partially offset declines in the value of portfolio securities or increases in the cost of securities to be acquired. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments by a Fund, provided that another option on such securities is not written. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction in connection with the option prior to or concurrent with the sale of the security.

   A Fund will realize a profit from a closing transaction if the premium paid in connection with the closing of an option written by the Fund is less than the premium received from writing the option, or if the premium received in connection with the closing of an option purchased by the Fund is more than the premium paid for the original purchase. Conversely, a Fund will suffer a loss if the premium paid or received in connection with a closing transaction is more or less, respectively, than the premium received or paid in establishing the option position.

    A Fund may purchase a security and then write a call option against that security or may purchase a security and concurrently write an option on it. The exercise price of the call a Fund determines to write will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. In-the-money call options may be used when it is expected that the price of the underlying security will decline moderately during the option period. Out-of-the-money call options may be written when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, a Fund's maximum gain will be the premium received by it for writing the option, adjusted by the difference between the Fund's purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

    The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and a Fund's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, a Fund may elect to close the position or retain the option until it is exercised, at which time the Fund will be required to take delivery of the security at the exercise price; the Fund's return will be the premium received from the put option minus the amount by which the market price of the security is below the exercise price, which could result in a loss. Out-of-the-money put options may be written when it is expected that the price of the underlying security will decline moderately during the option period. In-the-money put options may be used when it is expected that the premiums received from writing the put option, plus the appreciation in the market price of the underlying security up to the exercise price, will be greater than the appreciation in the price of the underlying security alone.

    Each of the Funds may also write combinations of put and call options on the same security, known as "straddles," with the same exercise and expiration


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date. By writing a straddle, a Fund undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises above the exercise price, the call will likely be exercised and the Fund will be required to sell the underlying security at or below market price. This loss may be offset, however, in whole or part, by the premiums received on the writing of the two options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. The writing of straddles will likely be effective, therefore, only where the price of the security remains stable and neither the call nor the put is exercised. In those instances where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

    By writing a call option, a Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, a Fund assumes the risk that it may be required to purchase the underlying security for an exercise price above its then current market value, resulting in a capital loss unless the security subsequently appreciates in value. Where options are written for hedging purposes, such transactions constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium.

    Each of the Funds may purchase put options to hedge against a decline in the value of portfolio securities. If such decline occurs, the put options will permit the Fund to sell the securities at the exercise price or to close out the options at a profit. By using put options in this way, a Fund will reduce any profit it might otherwise have realized on the underlying security by the amount of the premium paid for the put option and by transaction costs.

    A Fund may purchase call options to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. If such increase occurs, the call option will permit the Fund to purchase the securities at the exercise price, or to close out the options at a profit. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by a Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund and the Fund will suffer a loss on the transaction to the extent of the premium paid.

    Each Fund may purchase or write options on securities of the types in which it is permitted to invest in privately negotiated (i.e., over-the-counter) transactions. Each Fund will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by the Adviser, and the Adviser has adopted procedures for monitoring the creditworthiness of such entities.

    Options on Securities Indexes. Each Fund may write (sell) covered call and put options and purchase call and put options on securities indexes. A call option on a securities index is considered covered if, so long as a Fund is obligated as the writer of the call option, the Fund holds securities the price changes of which are expected by the Adviser to replicate substantially the movement of the index or indexes upon which the options written by the Fund are based. A put option on a securities index written by a Fund will be considered covered if, so long as it is obligated as the writer of the put option, the Fund maintains with its custodian in a segregated account liquid assets having a value equal to or greater than the exercise price of the option.


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    A Fund may also purchase put options on securities indexes to hedge its investments against a decline in the value of portfolio securities. By purchasing a put option on a securities index, a Fund will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of a Fund's investments does not decline as anticipated, or if the value of the option does not increase, the Fund's loss will be limited to the premium paid for the option. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of a Fund's security holdings.

    The purchase of call options on securities indexes may be used by a Fund to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Fund holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options for this purpose, a Fund will also bear the risk of losing all or a portion of the premium paid if the value of the index does not rise. The purchase of call options on stock indexes when a Fund is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing call options on securities the Fund owns.

Futures Contracts and Options on Futures Contracts

    Futures Contracts. Each Fund may enter into interest rate futures contracts, index futures contracts and foreign currency futures contracts. (Unless otherwise specified, interest rate futures contracts, index futures contracts and foreign currency futures contracts are collectively referred to as "Futures Contracts.") Such investment strategies will be used as a hedge and not for speculation.

    Purchases or sales of stock or bond index futures contracts are used for hedging purposes to attempt to protect a Fund's current or intended investments from broad fluctuations in stock or bond prices. For example, a Fund may sell stock or bond index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund's portfolio securities that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When a Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock or bond index futures contracts in order to gain rapid market exposure that may, in whole or in part, offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, the corresponding positions in stock or bond index futures contracts will be closed out.

    Interest rate futures contracts are purchased or sold for hedging purposes to attempt to protect against the effects of interest rate changes on a Fund's current or intended investments in fixed income securities. For example, if a Fund owned long-term bonds and interest rates were expected to increase, that Fund might sell interest rate futures contracts. Such a sale would have much the same effect as selling some of the long-term bonds in that Fund's portfolio. However, since the futures market is more liquid than the cash market, the use of interest rate futures contracts as a hedging technique allows a Fund to hedge its interest rate risk without having to sell its portfolio securities. If interest rates were to increase, the value of the debt securities in the portfolio would decline, but the value of that Fund's interest rate futures contracts would be expected to increase at approximately the same rate, thereby keeping the net asset value of that Fund from declining as much as it otherwise would have. On the other hand, if interest rates were expected to decline, interest rate futures contracts could be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher


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prices. Because the fluctuations in the value of the interest rate futures contracts should be similar to those of long-term bonds, a Fund could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash becomes available or the market has stabilized. At that time, the interest rate futures contracts could be liquidated and that Fund's cash reserves could then be used to buy long-term bonds on the cash market.

    Each Fund may purchase and sell foreign currency futures contracts for hedging purposes in order to protect against fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the cost of foreign-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. Each Fund may sell futures contracts on a foreign currency, for example, when it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. If such a decline were to occur, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the futures contracts. However, if the value of the foreign currency increases relative to the dollar, the Fund's loss on the foreign currency futures contract may or may not be offset by an increase in the value of the securities because a decline in the price of the security stated in terms of the foreign currency may be greater than the increase in value as a result of the change in exchange rates.

    Conversely, the Funds could protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. When a Fund purchases futures contracts under such circumstances, however, and the price in dollars of securities to be acquired instead declines as a result of appreciation of the dollar, the Fund will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

    The Funds may also engage in currency "cross hedging" when, in the opinion of the Adviser, the historical relationship among foreign currencies suggests that a Fund may achieve protection against fluctuations in currency exchange rates similar to that described above at a reduced cost through the use of a futures contract relating to a currency other than the U.S. dollar or the currency in which the foreign security is denominated. Such "cross hedging" is subject to the same risks as those described above with respect to an unanticipated increase or decline in the value of the subject currency relative to the dollar.

    Options on Futures Contracts. The writing of a call option on a Futures Contract constitutes a partial hedge against declining prices of the securities in the Fund's portfolio. If the futures price at expiration of the option is below the exercise price, a Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a Futures Contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the Futures Contract. If the futures price at expiration of the put option is higher than the exercise price, a Fund will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call option a Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its options on futures positions, a Fund's losses from exercised options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

    The Funds may purchase options on Futures Contracts for hedging purposes instead of purchasing or selling the underlying Futures Contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, a Fund could, in lieu of selling Futures Contracts, purchase put options thereon. In the event that such decrease were to occur, it may be offset, in whole or part, by a profit on the option. If the anticipated market decline were not to occur, the Fund will suffer a loss equal to the price of the put. Where it is projected that the value of securities to be acquired by a Fund will increase prior to acquisition due to a market advance or changes in interest or exchange rates, a Fund could purchase call options on Futures Contracts, rather than purchasing the underlying Futures Contracts. If the market advances, the increased cost of securities to be purchased may be offset by a profit on the call. However, if the market declines, the Fund will suffer a loss equal to the price of the call, but the securities which the Fund intends to purchase may be less expensive.

Forward Foreign Currency Exchange Contracts

   Each Fund may enter into forward foreign currency exchange contracts ("Forward Contracts") to attempt to minimize the risk to the Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies. The Funds intend to enter into Forward Contracts for hedging purposes similar to those described above in connection with its transactions in foreign currency futures contracts. In particular, a Forward Contract to sell a currency may be entered into in lieu of the sale of a foreign currency futures contract where a Fund seeks to protect against an anticipated increase in the exchange rate for a specific currency which could reduce the dollar value of portfolio securities denominated in such currency. Conversely, a Fund may enter into a Forward Contract to purchase a given currency to protect against a projected increase in the dollar value of securities denominated in such currency which the Fund intends to acquire. A Fund also may enter into a Forward Contract in order to assure itself of a predetermined exchange rate in connection with a security denominated in a foreign currency. The Funds may engage in currency "cross hedging" when, in the opinion of the Adviser, the historical relationship among foreign currencies suggests that a Fund may achieve the same protection for a foreign security at a reduced cost through the use of a Forward Contract relating to a currency other than the U.S. dollar or the foreign currency in which the security is denominated.

    If a hedging transaction in Forward Contracts is successful, the decline in the value of portfolio securities or the increase in the cost of securities to be acquired may be offset, at least in part, by profits on the Forward Contract. Nevertheless, by entering into such Forward Contracts, a Fund may be required to forego all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates.

    Each Fund has established procedures consistent with SEC policies concerning purchases of foreign currency through Forward Contracts.
Accordingly, a Fund will segregate and mark to market liquid assets in an amount at least equal to the Fund's obligations under any Forward Contracts.

Options on Foreign Currencies

    Each Fund may purchase and write options on foreign currencies for hedging purposes. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Funds may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell such currency for a fixed amount in dollars and could thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

    Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Funds may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, a Fund could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

    Each Fund may write options on foreign currencies for the same types of hedging purposes or to increase return. For example, where a Fund anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities could be offset by the amount of the premium received.

    Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, a Fund could write a put option on the relevant currency, which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund will be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

Risk Factors in Options, Futures and Forward Transactions

    Risk of Imperfect Correlation of Hedging Instruments With a Fund's Portfolio. The Funds' abilities to hedge all or a portion of their portfolios effectively through transactions in options, Futures Contracts, options on Futures Contracts, Forward Contracts and options on foreign currencies depend on the degree to which price movements in the underlying index or instrument correlate with price movements in the securities that are the subject of the hedge. In the case of futures and options based on an index, the portfolio will not duplicate the components of the index, and in the case of futures and options on fixed income securities, the portfolio securities which are being hedged may not be the same type of obligation underlying such contract. As a result, the correlation, to the extent it exists, probably will not be exact.

    It should be noted that stock index futures contracts or options based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than options or futures based on a broad market index. This is because a narrower index is more susceptible to rapid and extreme fluctuations as a result of changes in the value of a small number of securities.

    The trading of futures and options entails the additional risk of imperfect correlation between movements in the futures or option price and the price of the underlying index or instrument. The anticipated spread between the prices may be distorted due to the differences in the nature of the markets, such as differences in margin requirements, the liquidity of such markets and the participation of speculators in the futures market. In this regard, trading by speculators in futures and options has in the past occasionally resulted in market distortions, which may be difficult or impossible to predict, particularly near the expiration of such contracts.

    The trading of options on Futures Contracts also entails the risk that changes in the value of the underlying Futures Contract will not be fully reflected in the value of the option.

    Further, with respect to options on securities, options on foreign currencies, options on stock indexes and options on Futures Contracts, the Funds are subject to the risk of market movements between the time that the option is exercised and the time of performance thereunder. This could increase the extent of any loss suffered by a Fund in connection with such transactions.

    If a Fund purchases futures or options in order to hedge against a possible increase in the price of securities before the Fund is able to invest its cash in such securities, the Fund faces the risk that the market may instead decline. If the Fund does not then invest in such securities because of concern as to possible further market declines or for other reasons, the Fund may realize a loss on the futures or option contract that is not offset by a reduction in the price of securities purchased.

    In writing a call option on a security, foreign currency, index or Futures Contract, a Fund also incurs the risk that changes in the value of the assets used to cover the position will not correlate closely with changes in the value of the option or underlying index or instrument. For example, when a Fund writes a call option on a stock index, the securities used as "cover" may not match the composition of the index, and the Fund may not be fully covered. As a result, the Fund could suffer a loss on the call which is not entirely offset, or not offset at all, by an increase in the value of the Fund's portfolio securities.

    The writing of options on securities, options on stock indexes or options on Futures Contracts constitutes only a partial hedge against fluctuations in the value of a Fund's portfolio. When a Fund writes an option, it will receive premium income in return for the holder's purchase of the right to acquire or dispose of the underlying security or future or, in the case of index options, cash. In the event that the price of such an obligation does not rise sufficiently above the exercise price of the option, in the case of a call, or fall below the exercise price, in the case of a put, the option will not be exercised and the Fund will retain the amount of the premium, which will constitute a partial hedge against any decline that may have occurred in the Fund's portfolio holdings, or against the increase in the cost of the instruments to be acquired.

    When the price of the underlying obligation moves sufficiently in favor of the holder to warrant exercise of the option, however, and the option is exercised, the Fund will incur a loss which may only be partially offset by the amount of the premium the Fund receives. Moreover, by writing an option, a Fund may be required to forego the benefits which might otherwise have been obtained from an increase in the value of portfolio securities or a decline in the value of securities to be acquired.

    In the event of the occurrence of any of the foregoing adverse market events, a Fund's overall return may be lower than if it had not engaged in the transactions described above.

    With respect to the writing of straddles on securities, a Fund incurs the risk that the price of the underlying security will not remain stable, that one of the options written will be exercised and that the resulting loss will not be offset by the amount of the premiums received. Such transactions, therefore, while creating an opportunity for increased return by providing a Fund with two simultaneous premiums on the same security, nonetheless involve additional risk, because the Fund may have an option exercised against it regardless of whether the price of the security increases or decreases.

    If any of the foregoing adverse market events occurs, a Fund's overall return may be lower than if it had not engaged in the transactions described above.

    Potential Lack of a Liquid Secondary Market. Prior to exercise or expiration, a futures or option position can be terminated only by entering into a closing transaction. This requires a liquid secondary market for such instruments on the exchange, if any, on which the initial transaction was entered into. There can be no assurance that a liquid secondary market will exist for any particular contracts at any specific time. In the absence of a liquid secondary market, it may not be possible to close out a position held by a Fund, and the Fund could be required to purchase or sell the instrument underlying an option, make or receive a cash settlement or meet ongoing variation margin requirements. Under such circumstances, if the Fund has insufficient cash available to meet margin requirements, it may be necessary to liquidate portfolio securities at a time when, in the opinion of the Adviser, it is otherwise disadvantageous to do so. The inability to close out options and futures positions, therefore, could have an adverse impact on the Funds' ability to hedge their portfolios effectively, and could result in trading losses.

    The liquidity of a secondary market in a Futures Contract or option thereon may be adversely affected by "daily price fluctuation limits," established by exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures or option positions and requiring traders to make additional margin deposits. Prices of some Futures Contracts have in the past moved to the daily limit on a number of consecutive trading days.

    The trading of Futures Contracts and options (including options on Futures Contracts) is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house and other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

    The staff of the SEC has taken the position that over-the-counter options and the assets used as cover for over-the-counter options are illiquid securities, unless certain arrangements are made with the other party to the option contract permitting the prompt liquidation of the option position. The Funds will enter into those special arrangements only with primary U.S. Government securities dealers recognized by the Federal Reserve Bank of New York ("primary dealers"). Under these special arrangements, the Trust will enter into contracts with primary dealers which provide that each Fund has the absolute right to repurchase an option it writes at any time at a repurchase price which represents fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula contained in the contract. Although the specific details of the formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by the Fund for writing the option, plus the amount, if any, by which the option is "in-the-money." The formula will also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written "out-of-the-money." Under such circumstances, the Fund only needs to treat as illiquid that amount of the "cover" assets equal to the amount by which (i) the formula price exceeds (ii) any amount by which the market value of the security subject to the option exceeds the exercise price of the option (the amount by which the option is "in-the-money"). Although each agreement will provide that the Fund's repurchase price shall be determined in good faith (and that it shall not exceed the maximum determined pursuant to the formula), the formula price will not necessarily reflect the market value of the option written; therefore, the Fund might pay more to repurchase the option contract than the Fund would pay to close out a similar exchange-traded option.

    Margin. Because of low initial margin deposits made upon the opening of a futures position and the writing of an option, such transactions involve substantial leverage. As a result, relatively small movements in the price of the contract can result in substantial unrealized gains or losses. However, to the extent the Funds purchase or sell Futures Contracts and options on Futures Contracts and purchase and write options on securities and securities indexes for hedging purposes, any losses incurred in connection therewith should, if the hedging strategy is successful, be offset, in whole or in part, by increases in the value of securities held by the Fund or decreases in the prices of securities the Fund intends to acquire. When a Fund writes options on securities or options on stock indexes for other than hedging purposes, the margin requirements associated with such transactions could expose the Fund to greater risk.

    Trading and Position Limits. The exchanges on which futures and options are traded may impose limitations governing the maximum number of positions on the same side of the market and involving the same underlying instrument which may be held by a single investor, whether acting alone or in concert with others
 (regardless of whether such contracts are held on the same or different exchanges or held or written in one or more accounts or through one or more brokers). In addition, the Commodity Futures Trading Commission (the "CFTC") and the various contract markets have established limits referred to as "speculative position limits" on the maximum net long or net short position which any person may hold or control in a particular futures or option contract. An exchange may order the liquidation of positions found to be in violation of these limits and may impose other sanctions or restrictions.

    Risks of Options on Futures Contracts. The amount of risk a Fund assumes when it purchases an option on a Futures Contract is the premium paid for the option, plus related transaction costs. In order to profit from an option purchased, however, it may be necessary to exercise the option and to liquidate the underlying Futures Contract, subject to the risks of the availability of a liquid offset market described herein. The writer of an option on a Futures Contract is subject to the risks of commodity futures trading, including the requirement of initial and variation margin payments, as well as the additional risk that movements in the price of the option may not correlate with movements in the price of the underlying security, index, currency or Futures Contract.

    Risks of Forward Contracts, Foreign Currency Futures Contracts and Options

Thereon, Options on Foreign Currencies and Over-the-Counter Options on Securities. Transactions in Forward Contracts, as well as futures and options on foreign currencies, are subject to all of the correlation, liquidity and other risks outlined above. In addition, however, such transactions are subject to the risk of governmental actions affecting trading in or the prices of currencies underlying such contracts, which could restrict or eliminate trading and could have a substantial adverse effect on the value of positions held by a Fund. In addition, the value of such positions could be adversely affected by a number of other complex political and economic factors applicable to the countries issuing the underlying currencies.

    Further, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying contracts thereon. As a result, the available information on which trading decisions will be based may not be as complete as the comparable data on which a Fund makes investment and trading decisions in connection with other transactions. Moreover, because the foreign currency market is a global, twenty-four hour market, events could occur on that market but will not be reflected in the forward, futures or options markets until the following day, thereby preventing the Funds from responding to such events in a timely manner.

    Settlements of exercises of over-the-counter Forward Contracts or foreign currency options generally must occur within the country issuing the underlying currency, which in turn requires traders to accept or make delivery of such currencies in conformity with any U.S. or foreign restrictions and regulations regarding the maintenance of foreign banking relationships and fees, taxes or other charges.

   Unlike transactions entered into by the Funds in Futures Contracts and exchange-traded options, options on foreign currencies, Forward Contracts and over-the-counter options on securities and securities indexes are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) the SEC. Such instruments are instead traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, that are subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer could lose amounts substantially in excess of the initial investment due to the margin and collateral requirements associated with such positions.

    In addition, over-the-counter transactions can be entered into only with a financial institution willing to take the opposite side, as principal, of a Fund's position unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with the Fund. Where no such counterparty is available, it will not be possible to enter into a desired transaction. There also may be no liquid secondary market in the trading of over-the-counter contracts, and a Fund could be required to retain options purchased or written, or Forward Contracts entered into, until exercise, expiration or maturity. This in turn could limit the Fund's ability to profit from open positions or to reduce losses experienced, and could result in greater losses.

    Further, over-the-counter transactions are not subject to the guarantee of an exchange clearing house, and a Fund will therefore be subject to the risk of default by, or the bankruptcy of, the financial institution serving as its counterparty. A Fund will enter into an over-the-counter transaction only with parties whose creditworthiness has been reviewed and found to be satisfactory by the Adviser.

    Transactions in over-the-counter options on foreign currencies are subject to a number of conditions regarding the commercial purpose of the purchaser of such option. The Funds are not able to determine at this time whether or to what extent additional restrictions on the trading of over-the-counter options on foreign currencies may be imposed at some point in the future, or the effect that any such restrictions may have on the hedging strategies to be implemented by them.

    As discussed below, CFTC regulations require that a Fund not enter into transactions in commodity futures contracts or commodity option contracts for other than "bona fide" hedging purposes, unless the aggregate initial margin and premiums do not exceed 5% of the fair market value of the Fund's total assets. Premiums paid to purchase over-the-counter options on foreign currencies, and margins paid in connection with the writing of such options, are required to be included in determining compliance with this requirement, which could, depending upon the existing positions in Futures Contracts and options on Futures Contracts already entered into by a Fund, limit the Fund's ability to purchase or write options on foreign currencies. Conversely, the existence of open positions in options on foreign currencies could limit the ability of a Fund to enter into desired transactions in other options or futures contracts.

    While Forward Contracts are not presently subject to regulation by the CFTC, the CFTC may in the future assert or be granted authority to regulate such instruments. In such event, the Funds' ability to utilize Forward Contracts in the manner set forth above could be restricted.

    Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

    The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, the margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, if the OCC determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, the OCC may impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

Restrictions on the Use of Futures and Option Contracts

    Under applicable regulations, when a Fund enters into transactions in Futures Contracts and options on Futures Contracts, that Fund is required to segregate liquid assets with its custodian which, together with any initial margin deposits, are equal to the aggregate market value of the Futures Contracts and options on Futures Contracts that it purchases. In addition, a Fund may not purchase or sell such instruments for other than bona fide hedging purposes if, immediately thereafter, the sum of the amount of initial margin deposits on such futures and options positions and premiums paid for options purchased would exceed 5% of the market value of the Fund's total assets. Each Fund has adopted the additional restriction that it will not enter into a Futures Contract if, immediately thereafter, the value of securities and other obligations underlying all such Futures Contracts would exceed 50% of the value of such Fund's total assets. Moreover, a Fund will not purchase put and call options if as a result more than 10% of its total assets would be invested in such options.

Economic Effects and Limitations

    Income earned by a Fund from its hedging activities will be treated as capital gains and, if not offset by net realized capital losses incurred by a Fund, will be distributed to shareholders in taxable distributions. Although a gain from such transactions may hedge against a decline in the value of a Fund's portfolio securities, that gain, to the extent not offset by losses, will be distributed in light of certain tax considerations and will constitute a distribution of that portion of the value preserved against decline.

    No Fund will "over-hedge," that is, a Fund will not maintain open short positions in futures or options contracts if, in the aggregate, the market value of its open positions exceeds the current market value of its securities portfolio plus or minus the unrealized gain or loss on such open positions, adjusted for the historical volatility relationship between the portfolio and futures and options contracts.

    Each Fund's ability to employ the options and futures strategies described above will depend in part on the availability of liquid markets in such instruments. Markets in financial futures and related options are still developing. It is impossible to predict the amount of trading interest that may hereafter exist in various types of options or futures. Therefore no assurance can be given that a Fund will be able to use these instruments effectively for the purposes set forth above.

    The Funds' ability to use options, futures and forward contracts may be limited by tax considerations. In particular, tax rules might accelerate or adversely affect the character of the income earned on such contracts. In addition, differences between each Fund's book income (upon the basis of which distributions are generally made) and taxable income arising from its hedging activities may result in returns of capital distributions, and in some circumstances, distributions in excess of a Fund's book income may be required to be made in order to meet tax requirements.

Future Developments

    The foregoing discussion relates to each Fund's proposed use of Futures Contracts, Forward Contracts, options, and options on Futures Contracts currently available. As noted above, the relevant markets and related regulations are evolving. In the event of future regulatory or market developments, each Fund may also use additional types of futures contracts or options and other investment techniques for the purposes set forth above.

-------------------------------------------------------------------------------
                             INVESTMENT RESTRICTIONS
-------------------------------------------------------------------------------

    Except as described below and except as otherwise specifically stated in the Prospectus or this Statement of Additional Information, the investment policies of each Fund set forth in the Prospectus and in this Statement of Additional Information are not fundamental and may be changed without shareholder approval.

    The following is a description of the fundamental restrictions on the investments to be made by the Funds, which restrictions may not be changed without the approval of a majority of the outstanding voting securities of the relevant Fund.

Neither of the Funds will:

(1) Borrow money in excess of 10% of the value (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage) which might otherwise require the untimely disposition of portfolio investments or pending settlement of securities transactions or for extraordinary or emergency purposes.

(2) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under certain federal securities laws.

(3) Purchase or retain real estate or interests in real estate, although each Fund may purchase securities which are secured by real estate and securities of companies which invest in or deal in real estate.

(4) Make loans to other persons except by the purchase of obligations in which such Fund may invest consistent with its investment policies and by entering into repurchase agreements, or by lending its portfolio securities representing not more than 25% of its total assets.

(5) Issue any senior security (as that term is defined in the 1940 Act), if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder. For the purposes of this restriction, collateral arrangements with respect to options, Futures Contracts and Options on Futures Contracts and collateral arrangements with respect to initial and variation margins are not deemed to be the issuance of a senior security. (There is no intention for either Fund to issue senior securities except as set forth in paragraph 1 above.)

    Neither Fund may: (i) invest more than 5% of its total assets in the securities of any one issuer (other than U.S. Government securities and repurchase agreements relating thereto), although up to 25% of a Fund's total assets may be invested without regard to this restriction; or (ii) invest 25% or more of its total assets in the securities of any one industry.

    It is also a fundamental policy of each Fund that it may purchase and sell futures contracts and related options.

    In addition, the following is a description of operating policies which the Trust has adopted on behalf of the Funds but which are not fundamental and are subject to change without shareholder approval.

Neither of the Funds will:

(a) Pledge, mortgage, hypothecate or otherwise encumber an amount of its assets taken at current value in excess of 15% of its total assets (taken at the lower of cost or current value) and then only to secure borrowings permitted by restriction (1) above. For the purpose of this restriction, the deposit of securities and other collateral arrangements with respect to reverse repurchase agreements, options, Futures Contracts, Forward Contracts and options on foreign currencies, and payments of initial and variation margin in connection therewith are not considered pledges or other encumbrances.

(b) Purchase securities on margin, except that each Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities, and except that each Fund may make margin payments in connection with Futures Contracts, Options on Futures Contracts, options, Forward Contracts or options on foreign currencies.

(c) Make short sales of securities or maintain a short position for the account of such Fund unless at all times when a short position is open it owns an equal amount of such securities or unless by virtue of its ownership of other securities it has at all such times a right to obtain securities (without payment of further consideration) equivalent in kind and amount to the securities sold short, provided that if such right is conditional the sale is made upon equivalent conditions and further provided that no Fund will make short sales with respect to securities having a value in excess of 5% of its total assets.

(d) Write, purchase or sell any put or call option or any combination thereof, provided that this shall not prevent a Fund from writing, purchasing and selling puts, calls or combinations thereof with respect to securities, indexes of securities or foreign currencies, and with respect to Futures Contracts.

(e) Purchase voting securities of any issuer if such purchase, at the time thereof, would cause more than 10% of the outstanding voting securities of such issuer to be held by a Fund; or purchase securities of any issuer if such purchase at the time thereof would cause more than 10% of any class of securities of such issuer to be held by a Fund. For this purpose all indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class.

(f) Invest in securities of any issuer if, to the knowledge of the Trust, officers and Trustees of the Trust and officers and directors of the Adviser who beneficially own more than 0.5% of the shares of securities of that issuer together own more than 5%.

(g) Purchase securities issued by any other registered open-end investment company or investment trust except (A) by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or (B) where no commission or profit to a sponsor or dealer results from such purchase, or (C) when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that a Fund will not purchase such securities if such purchase at the time thereof would cause more than 5% of its total assets (taken at market value) to be invested in the securities of such issuers; and, provided further, that a Fund's purchases of securities issued by such open-end investment company will be consistent with the provisions of the 1940 Act.

(h) Make investments for the purpose of exercising control or management.

(i) Participate on a joint or joint and several basis in any trading account in securities.

(j) Invest in interests in oil, gas, or other mineral exploration or development programs, although each Fund may purchase securities which are secured by such interests and may purchase securities of issuers which invest in or deal in oil, gas or other mineral exploration or development programs.

(k) Purchase warrants, if, as a result, a Fund would have more than 5% of its total assets invested in warrants or more than 2% of its total assets invested in warrants which are not listed on the New York Stock Exchange, Inc. (the "Exchange") or the American Stock Exchange.

(l) Purchase commodities or commodity contracts, provided that this shall not prevent a Fund from entering into interest rate futures contracts, securities index futures contracts, foreign currency futures contracts, forward foreign currency exchange contracts and options (including options on any of the foregoing) to the extent such action is consistent with such Fund's investment objective and policies.

(m) Purchase additional securities in excess of 5% of the value of its total assets until all of a Fund's outstanding borrowings (as permitted and described in Restriction No. 1 above) have been repaid.

    Whenever any investment restriction states a maximum percentage of a Fund's assets which may be invested in any security or other asset, it is intended that such maximum percentage limitation be determined immediately after and as a result of such Fund's acquisition of such securities or other assets. Accordingly, any later increase or decrease beyond the specified limitation resulting from a change in value or net asset value will not be considered a violation of such percentage limitation.

-------------------------------------------------------------------------------
                             MANAGEMENT OF THE FUNDS
-------------------------------------------------------------------------------

The Adviser

    Alliance Capital Management L.P., (the "Adviser") a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an investment advisory agreement (the "Investment Advisory Agreement") to provide investment advice and, in general, to conduct the management and investment program of the Trust under the supervision of the Trustees.

    The Adviser is a leading international adviser managing client accounts with assets as of June 30, 2002 totaling more than $412 billion. Alliance provides management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide. Alliance is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios. As one of the world's leading global investment management organizations, Alliance is able to compete for virtually any portfolio assignment in any developed capital market in the world.

    Alliance, an investment adviser registered under the Investment Advisers Act of 1940, as amended, is a Delaware limited partnership, of which Alliance Capital Management Corporation ("ACMC"), a wholly-owned subsidiary of AXA Financial, Inc., a Delaware corporation ("AXA Financial"), is the general partner. ACMC is also the general partner of Alliance Capital Management Holding L.P. ("Alliance Holding"), which is a Delaware limited partnership whose equity interests are traded on the Exchange in the form of units. As of March 31, 2002, Alliance Holding owned approximately 30% of the outstanding units of limited partnership interests in Alliance ("Alliance Units"). As of March 31, 2002, AXA Financial and certain of its wholly-owned subsidiaries and related entities, owned approximately 52% of the Alliance Units. AXA Financial is a wholly-owned subsidiary of AXA, a company organized under the laws of France. AXA is the holding company for an international group of companies in the insurance, asset management, and other financial services businesses. Based on information provided by AXA, on March 1, 2002, approximately 17.8% of the issued ordinary shares (representing 28.8% of the voting power) of AXA were owned directly and indirectly by Finaxa, a French holding company. As of March 1, 2002, 69.5% of the shares (representing 79.5% of the voting power) of Finaxa were owned by four French mutual insurance companies (the "Mutuelles AXA") and 22.2% of the shares of Finaxa (representing 13.7% of the voting power) were owned by Paribas, a French bank. On March 1, 2002, the Mutuelles AXA owned directly or indirectly through intermediate holding companies (including Finaxa) approximately 20.6% of the issued ordinary shares (representing 33.2% of the voting power) of AXA.

Investment Advisory Agreement and Expenses

    The Adviser serves as investment manager and adviser of each of the Funds and continuously furnishes an investment program for each Fund and manages, supervises and conducts the affairs of each Fund. The Investment Advisory Agreement also provides that the Adviser will furnish, or pay the expenses of the Trust for, office space, facilities and equipment, services of executive and other personnel of the Trust and certain administrative services. The Adviser is compensated for its services to the Funds at an annual rate of 0.75% of each Fund's average daily net assets. The Adviser has contractually agreed to waive its fees and bear certain expenses in respect of the Conservative Investors Fund so that total Fund expenses do not exceed on an annual basis 1.40% for Class A shares and 2.10% for Class B and Class C shares. This contractual agreement automatically extends each year unless the Adviser gives written notice at least 60 days before the end of the Fund's fiscal year. The management fees for each Fund are higher than those paid by most mutual funds.

    The Adviser is, under the Investment Advisory Agreement, responsible for certain expenses incurred by the Funds, including, for example, office facilities and certain administrative services.

    During the period May 1, 2001 through April 30, 2002, the Adviser earned $571,709 in management fees from the Conservative Investors Fund ($219,976 of which was waived) and $914,579 from the Growth Investors Fund. During the period May 1, 2000 through April 30, 2001, the Adviser earned $500,905 in management fees from the Conservative Investors Fund ($193,296 of which was waived) and $1,091,854 from the Growth Investors Fund. During the period May 1, 1999 through April 30, 2000, the Adviser earned $457,144 in management fees from the Conservative Investors Fund ($169,640 of which was waived) and $1,037,700 from the Growth Investors Fund.

    The Investment Advisory Agreement provides that it will continue in effect only if its continuance is approved at least annually (i) by the Trustees or by vote of a majority of the outstanding voting securities of the relevant Fund, and (ii) by vote of a majority of the Trustees who are not interested persons of the Trust or of the Adviser cast in person at a meeting called for the purpose of voting on such approval. Most recently, the continuance of the Investment Advisory Agreement for an additional annual period was approved by a vote, cast in person, of the Trustees, including a majority of the Trustees who are not parties to the Investment Advisory Agreement or interested persons of any such party, at their regular meeting held on July 16-18, 2002.

    Any amendment to the Investment Advisory Agreement must be approved by vote of a majority of the outstanding voting securities of the relevant Fund and by vote of a majority of the Trustees who are not such interested persons, cast in person at a meeting called for the purpose of voting on such approval. The Investment Advisory Agreement may be terminated without penalty by the Adviser, by vote of the Trustees, or by vote of a majority of the outstanding voting securities of the relevant Fund upon sixty days' written notice, and it terminates automatically in the event of its assignment. The Investment Advisory Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser, or of reckless disregard of its obligations thereunder, the Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder. The Adviser controls the word "Alliance" in the names of the Trust and each Fund, and if Alliance should cease to be the investment manager of any Fund, the Trust and such Fund may be required to change their names to delete the word "Alliance" from their names.

    The Investment Advisory Agreement provides that the Adviser shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

    Certain other clients of the Adviser may have investment objectives and policies similar to those of the Funds. The Adviser may, from time to time, make recommendations which result in the purchase or sale of the particular security by its other clients simultaneously with a purchase or sale thereof by the Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner that is deemed equitable by the Adviser to the accounts involved, including the Funds. When two or more of the Adviser's clients (including a Fund) are purchasing or selling the same security on a given day from the same broker or dealer, such transactions may be averaged as to price.

     The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, and is investment adviser to AFD Exchange Reserves, Alliance All-Asia Investment Fund, Inc., Alliance Americas Government Income Trust, Inc., Alliance Balanced Shares, Inc., Alliance Bond Fund, Inc., Alliance Capital Reserves, Alliance Disciplined Growth Fund, Inc., Alliance Dynamic Growth Fund, Inc., Alliance Emerging Market Debt Fund, Inc., Alliance Global Growth Trends Fund, Inc., Alliance Global Small Cap Fund, Inc., Alliance Global Strategic Income Trust, Inc., Alliance Government Reserves, Alliance Greater China '97 Fund, Inc., Alliance Growth and Income Fund, Inc., Alliance Health Care Fund, Inc., Alliance High Yield Fund, Inc., Alliance Institutional Funds, Inc., Alliance Institutional Reserves, Inc., Alliance International Fund, Alliance International Premier Growth Fund, Inc., Alliance Mid-Cap Growth Fund, Inc., Alliance Money Market Fund, Alliance Multi-Market Strategy Trust, Inc., Alliance Municipal Income Fund, Inc., Alliance Municipal Income Fund II, Alliance Municipal Trust, Alliance New Europe Fund, Inc., Alliance Premier Growth Fund,

Inc., Alliance Quasar Fund, Inc., Alliance Select Investor Series, Inc., Alliance Technology Fund, Inc., Alliance Variable Products Series Fund, Inc., Alliance Worldwide Privatization Fund, Inc., AllianceBernstein Disciplined Value Fund, Inc., AllianceBernstein Real Estate Investment Fund, Inc., AllianceBernstein Utility Income Fund, Inc., EQ Advisors Trust, Sanford C. Bernstein Fund, Inc., Sanford C. Bernstein Fund II, Inc., The Alliance Portfolios, AllianceBernstein Trust and The Korean Investment Fund, Inc., all registered open-end investment companies; and to ACM Government Opportunity Fund, Inc., ACM Income Fund, Inc., ACM Managed Dollar Income Fund, Inc., ACM Managed Income Fund, Inc., ACM Municipal Securities Income Fund, Inc., Alliance All-Market Advantage Fund, Inc., Alliance California Municipal Income Fund, Inc., Alliance National Municipal Income Fund, Inc., Alliance New York Municipal Income Fund, Inc., Alliance World Dollar Government Fund, Inc., Alliance World Dollar Government Fund II, Inc., The Southern Africa Fund, Inc. and The Spain Fund, Inc., all registered closed-end investment companies.

Trustee Information

    The business and affairs of the Funds are managed under the direction and supervision of the Trustees. Certain information concerning the Trustees of the Trust is set forth below.

NAME, ADDRESS, AGE OF TRUSTEE                                             PORTFOLIOS IN FUND       OTHER TRUSTEESHIPS/
     (YEARS OF SERVICE*)                                                 COMPLEX OVERSEEN BY      DIRECTORSHIPS HELD BY
                                 PRINCIPAL OCCUPATION(S) DURING PAST 5         TRUSTEE                   TRUSTEE
                                                 YEARS


INTERESTED TRUSTEE

John D. Carifa,** 57,           President, Chief Operating Officer and   118                   None
1345 Avenue of the Americas,    a Director of ACMC, with which he has
New York, NY 10105              been associated since prior to 1997.
(9)


DISINTERESTED TRUSTEES

Ruth Block, #+, 71,             Formerly an Executive Vice President     92                    None
P.O. Box 4623, Stamford,        and the Chief Insurance Officer of The
Connecticut  06903              Equitable Life Assurance Society of
(9)                             the United States; Chairman and Chief
                                Executive Officer of Evlico.  Formerly
                                a Director of Avon, BP Amoco Corp.,
                                Ecolab, Inc., Tandem Financial Group
                                and Donaldson, Lufkin & Jenrette
                                Securities Corporation.


David H. Dievler, #+, 72,       Independent consultant.  Until           99                    None
P.O. Box 167, Spring Lake,      December 1994, Senior Vice President
New Jersey  07762               of ACMC responsible for mutual fund


(3)                             administration.  Prior to joining ACMC
                                in 1984, Chief Financial Officer of
                                Eberstadt Asset Management since
                                1968.  Prior to that, Senior Manager
                                at Price Waterhouse & Co.  Member of
                                American Institute of Certified Public
                                Accountants since 1953.


John H. Dobkin,#+, 60,          Consultant.  Currently, President of     95                    None
P.O. Box 12, Annandale, New     the Board of Save Venice, Inc.
York 12504                      (preservation organization).  Formerly
(3)                             a Senior Advisor from June 1999 - June
                                2000 and President from December 1989 -
                                May 1999 of Historic Hudson Valley
                                (historic preservation). Previously,
                                Director of the National Academy of
                                Design. During 1988-92, Director and
                                Chairman of the Audit Committee of
                                ACMC.


William H. Foulk, Jr., #+,      Investment Adviser and an independent    113                   None
69, Suite 100, 2Soundview       consultant.  Formerly Senior Manager
Drive, Greenwich, Connecticut   of Barrett Associates, Inc., a
06830                           registered investment adviser, with
(4)                             which he had been associated since
                                prior to 1997.  Formerly Deputy
                                Comptroller of the State of New York
                                and, prior thereto, Chief Investment
                                Officer of the New York Bank for
                                Savings.


Brenton W. Harries, #+, 73,     Director of Enhance Reinsurance Co.      3                     Enhance Reinsurance
253 Bell Tower Crossing,        and was formerly the President and                             Co.
Poincianna, Florida 34759       Chief Executive Officer of Global
(11) Electronic Markets Company.




Clifford L. Michel, #+, 63,     Senior Counsel of the law firm of        95                    Placer Dome, Inc.
St. Bernard's Road,             Cahill Gordon & Reindel since
Gladstone,                      February, 2001 and a partner of that


New Jersey 07934
(3)                             firm for more than twenty-five years
                                prior thereto.  President and Chief
                                Executive Officer of Wenonah
                                Development Company (investments) and
                                a Director of Placer Dome, Inc.
                                (mining).


Donald J. Robinson, #+, 68,     Senior Counsel of the law firm of        107                   None
98 Hell's Peak Road, Weston,    Orrick, Herrington & Sutcliffe LLP
Vermont 05161                   since January 1997.  Formerly a senior
(15)                            partner and a member of the Executive
                                Committee of that firm.  Member of the
                                Municipal Securities Rulemaking Board
                                and a Trustee of the Museum of the
                                City of New York.


----------------
*   There is no stated term of office for the Trustees.
** Mr. Carifa is an "interested person", as defined in the 1940 Act, of the Trust because of an affiliation with Alliance.
#   Member of the Audit Committee.
+   Member of the Nominating Committee.

    The Trustees of the Trust have two standing committees -- an Audit Committee and a Nominating Committee. The members of the Audit and Nominating Committees are identified above. The function of the Audit Committee is to assist the Trustees in their oversight of the Funds' financial reporting process. The Audit Committee met two times during the Funds' most recently completed fiscal year. The function of the Nominating Committee is to nominate persons to fill any vacancies on the Board of Trustees. The Nominating Committee does not currently consider for nomination candidates proposed by shareholders for election as Trustees. The Nominating Committee did not meet during the Funds' most recently completed fiscal year.

    In approving the most recent annual continuance of the Investment Advisory Agreement, the Trustees considered all information they deemed reasonably necessary to evaluate the terms of the Investment Advisory Agreement. The principal areas of review by the Trustees were the nature and quality of the services provided by the Adviser and the reasonableness of the fees charged for those services. These matters were considered by the disinterested trustees meeting separately from the other Trustees with experienced counsel that is independent of the Adviser.

    The Trustees' evaluation of the quality of the Adviser's services took into account their knowledge and experience gained through meetings with and reports of the Adviser's senior management, portfolio managers and administrative personnel over the course of the preceding year. Both short-term and long-term investment performance of each Fund, as well as senior management's attention to any portfolio management issues, were considered. Each Fund's current and longer-term performance were compared to its performance benchmark and to that of competitor funds and other funds with similar investment objectives. The Trustees also considered the expense limitation agreement for the Conservative Investors Fund that sets expense caps on overall Fund expenses and provides for waiver of fees or reimbursement of expenses by the Adviser as needed to meet such caps, the scope and quality of the in-house research capability of the Adviser and other resources dedicated to performing its services. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Trust's other service providers, were considered in light of on-going reports by management as to compliance with investment policies and applicable laws and regulations and of related reports by management and the Trust's independent auditors in periodic meetings with the Trust's Audit Committee.

    In reviewing the fees payable under the Investment Advisory Agreement, the Trustees compared the fees and overall expense levels of each Fund to those of competitive funds and other funds with similar investment objectives. The information on advisory fees and expense ratios, as well as performance data, included both information compiled by the Adviser and information compiled by an independent data service. The Trustees also considered the fees of each Fund as a percentage of assets at different asset levels as well as possible economies of scale to the Adviser. The Trustees considered information provided by the Adviser concerning the Adviser's profitability with respect to each Fund, including the assumptions and methodology used in preparing the profitability information, in light of applicable case law relating to advisory fees. For these purposes, the Trustees took into account not only the fees paid by each Fund, but also so-called "fallout benefits" to the Adviser, such as the engagement of affiliates of the Adviser to provide distribution, brokerage and transfer agency services to each Fund, and the benefits of research made available to the Adviser by reason of brokerage commissions generated by each Fund's securities transactions. In evaluating each Fund's advisory fees, the Trustees also took into account the demands and complexity of the investment management of each Fund.

    The Trustees also considered the business reputation of the Adviser and its financial resources. The Trustees evaluated the procedures and systems adopted by the Adviser that are designed to fulfill the Adviser's fiduciary duty to each Fund with respect to possible conflicts of interest, including the Adviser's code of ethics (regulating the personal trading of its officers and employees) and the allocation of trades among its various investment advisory clients. The Trustees also considered information concerning the policies and procedures of the Adviser with respect to the execution of portfolio transactions.

    No single factor was considered in isolation or to be determinative to the decision of the Trustees to approve the continuance of the Investment Advisory Agreement. Rather, the Trustees concluded in light of a weighing and balancing of all factors considered that it was in the best interests of each Fund to continue the Investment Advisory Agreement without modification of its terms, including the fees charged for services thereunder.

    The dollar range of each Fund's securities owned by each Trustee and the aggregate dollar range of securities owned in the Alliance Fund Complex are set forth below.

                                       DOLLAR RANGE OF EQUITY      DOLLAR RANGE OF EQUITY       AGGREGATE DOLLAR RANGE OF
                                           SECURITIES IN            SECURITIES IN GROWTH        EQUITY SECURITIES IN THE
                                       CONSERVATIVE INVESTORS       INVESTORS FUND AS OF       ALLIANCE FUND COMPLEX AS OF
                                      FUND AS OF DECEMBER 31,         DECEMBER 31, 2001             DECEMBER 31, 2001
                                                2001

John D. Carifa                                   $0                          $0                    more than $100,000
Ruth Block                                       $0                          $0                    more than $100,000
David H. Dievler                                 $0                          $0                    more than $100,000
John H. Dobkin                                   $0                          $0                    more than $100,000
William H. Foulk, Jr.                            $0                          $0                    more than $100,000


Brenton W. Harries                               $0                          $0                     $10,001 - 50,000
Clifford L. Michel                               $0                          $0                    more than $100,000
Donald J. Robinson                               $0                          $0                    more than $100,000


    The Trust undertakes to provide assistance to shareholders in communications concerning the removal of any Trustee of the Trust in accordance with Section 16 of the 1940 Act.

Officer Information

    Certain information concerning the Funds' officers is set forth below.

    John D. Carifa, President (See biography above).

    Kathleen A. Corbet, 41, Senior Vice President, is an Executive Vice President of ACMC, with which she has been associated since prior to 1997. Her address is 1345 Avenue of the Americas, New York, New York 10105.

    Stephen W. Pelensky, 46, Vice President, is a Senior Vice President of ACMC, with which he has been associated since prior to 1997. His address is 1345 Avenue of the Americas, New York, New York 10105.

    Edmund P. Bergan, Jr., 51, Clerk, is a Senior Vice President, General Counsel and Secretary of Alliance Fund Distributors, Inc. ("AFD") and Alliance Global Investor Services, Inc. ("AGIS"), with which he has been associated since prior to 1997. His address is 1345 Avenue of the Americas, New York, New York 10105.

    Mark D. Gersten, 51, Treasurer and Chief Financial Officer, is a Senior Vice President of AGIS and a Vice President of AFD, with which he has been associated since prior to 1997. His address is 500 Plaza Drive, Secaucus, New Jersey 07094.

    Vincent S. Noto, 37, Controller and Chief Accounting Officer, is a Vice President of AGIS, with which he has been associated since prior to 1997. His address is 500 Plaza Drive, Secaucus, New Jersey 07094.

    Andrew L. Gangolf, 47, Assistant Clerk, is a Senior Vice President and Assistant General Counsel of AFD, with which he has been associated since prior to 1997. His address is 1345 Avenue of the Americas, New York, New York 10105.

    Domenick Pugliese, 40, Assistant Clerk, is a Senior Vice President and Assistant General Counsel of AFD, with which he has been associated since prior to 1997. Prior thereto, he was Vice President and General Counsel of Concorde Holding Corporation. His address is 1345 Avenue of the Americas, New York, New York 10105.

    The Trust does not pay any fees to, or reimburse expenses of, its Trustees who are considered "interested persons" of the Trust. The aggregate compensation paid to each of the Trustees by the Conservative Investors Fund and the Growth Investors Fund for the fiscal year ended April 30, 2002, the aggregate compensation paid to each of the Trustees during calendar year 2001 by all of the registered investment companies to which the Adviser provides investment advisory services (collectively, the "Alliance Fund Complex") and the total number of registered investment companies (and separate portfolios within the companies) in the Alliance Fund Complex with respect to which each Trustee serves as a director or trustee, are set forth below. Neither of the Funds nor any other registered investment company in the Alliance Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees. Each of the

Trustees is a director or trustee of one or more other registered investment companies in the Alliance Fund Complex.



                                                                          Total
                                                            Total         Number
                                                            Number        of
                                                            of            Investment
                                                            Investment    Portfolios
                                                            Companies in  Within the
                                                            the Alliance  Alliance
                                                            Fund          Fund
                                              Total         Complex,      Complex,
                                              Compensation  Including     Including
                                              from the      the Funds,    the Funds,
                                              Alliance      as to         as to
                  Aggregate                   Fund          which the     which the
                  Compensation  Aggregate     Complex,      Trustee       Trustee
                  from          Compensation  Including     is a          is a
                  Conservative  from Growth   the Funds,    Director      Director
Name of           Investors     Investors     During        or            or
Trustee           Fund          Fund          2001          Trustee       Trustee
---------------  ------------ ------------ ------------ ------------ ----------
John D. Carifa     $ 0           $ 0        $ 0           54               118

Ruth Block         $3,221        $3,221     $186,050      42               92

David H.
Dievler            $3,221        $3,221     $244,350      48               99

John H. Dobkin     $3,221        $3,221     $210,900      45               95

William H.
Foulk, Jr.         $3,221        $3,221     $249,400      49              113

Brenton W.
Harries            $8,331        $8,335     $25,500        1                3

Clifford L.
Michel             $3,221        $3,221     $199,088       3               95

Donald J.
Robinson           $3,221        $3,221     $186,050       5              107


    As of August 9, 2002, the Trustees and officers of the Funds as a group owned less than 1% of the shares of each Fund.

-------------------------------------------------------------------------------
                             PORTFOLIO TRANSACTIONS
-------------------------------------------------------------------------------

    Under the general supervision of the Trustees, the Adviser makes each Fund's portfolio decisions and determines the broker to be used in each specific transaction with the objective of negotiating a combination of the most favorable commission and the best price obtainable on each transaction (generally defined as "best execution"). When consistent with the objective of obtaining best execution, brokerage may be directed to persons or firms supplying investment information to the Adviser. Neither the Funds nor the Adviser has entered into agreements or understandings with any brokers regarding the placement of securities transactions because of research services they provide. To the extent that such persons or firms supply investment information to the Adviser for use in rendering investment advice to the Funds, such information may be supplied at no cost to the Adviser and, therefore, may have the effect of reducing the expenses of the Adviser in rendering advice to the Funds. While it is impossible to place an actual dollar value on such investment information, the Adviser believes that its receipt probably does not reduce the overall expenses of the Adviser to any material extent.

    The investment information provided to the Adviser is of the type described in Section 28(e) of the Securities Exchange Act of 1934, as amended, and is designed to augment the Adviser's own internal research and investment strategy capabilities. Research services furnished by brokers through which the Funds effect securities transactions are used by the Adviser in carrying out its investment management responsibilities with respect to all its clients' accounts. There may be occasions where the fee charged by a broker may be greater than that which another broker may charge if it is determined in good faith that the amount of such fee is reasonable in relation to the value of brokerage and research services provided by the executing broker.

    The Funds may deal in some instances in securities which are not listed on a national securities exchange but are traded in the over-the-counter market.
They may also purchase listed securities through the third market. Where transactions are executed in the over-the-counter market or third market, the Funds will seek to deal with the primary market makers; but when necessary in order to obtain best execution, they will utilize the services of others.

    Aggregate securities transactions for the Funds during the fiscal year ended April 30, 2002 were as follows: with respect to the Conservative Investors Fund, $69,856,927 and, in connection therewith, brokerage commissions of $52,230 (59%) were allocated to persons or firms supplying research information; and with respect to the Growth Investors Fund, $234,277,105 and, in connection therewith, brokerage commissions of $161,623 (56%) were allocated to persons or firms supplying research information. Aggregate securities transactions for the Funds during the fiscal year ended April 30, 2001 were as follows: with respect to the Conservative Investors Fund, $39,356,704 and, in connection therewith, brokerage commissions of $39,942 (85%) were allocated to persons or firms supplying research information; and with respect to the Growth Investors Fund, $209,161,493 and, in connection therewith, brokerage commissions of $205,424 (86%) were allocated to persons or firms supplying research information. Aggregate securities transactions for the Funds during the fiscal year ended April 30, 2000 were as follows: with respect to the Conservative Investors Fund, $31,996,272 and, in connection therewith, brokerage commissions of $23,897 (89%) were allocated to persons or firms supplying research information; and with respect to the Growth Investors Fund, $255,787,463 and, in connection therewith, brokerage commission of $151,398 (74%) were allocated to persons or firms supplying research information.

    For the fiscal year ended April 30, 2002, the Conservative Investors Fund paid an aggregate of $89,116 in brokerage commissions; and the Growth Investors Fund paid an aggregate of $290,373 in brokerage commissions. For the fiscal year ended April 30, 2001, the Conservative Investors Fund paid an aggregate of $47,033 in brokerage commissions; and the Growth Investors Fund paid an aggregate of $240,190 in brokerage commissions. For the fiscal year ended April 30, 2000, the Conservative Investors Fund paid an aggregate of $26,619 in brokerage commissions; and the Growth Investors Fund paid an aggregate of $203,338 in brokerage commissions.

    The extent to which commissions that will be charged by broker-dealers selected by the Funds may reflect an element of value for research cannot presently be determined. To the extent that research services of value are provided by broker-dealers with or through whom the Funds place portfolio transactions, the Adviser may be relieved of expenses which it might otherwise bear. Research services furnished by broker-dealers could be useful and of value to the Adviser in servicing its other clients as well as the Funds; on the other hand, certain research services obtained by the Adviser as a result of the placement of portfolio brokerage of other clients could be useful and of value to it in servicing the Funds. Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc. and subject to seeking best execution, the Funds may consider sales of shares of the Funds or other investment companies managed by the Adviser as a factor in the selection of broker-dealers to execute portfolio transactions for the Funds.

    The Funds may from time to time place orders for the purchase or sale of securities (including listed call options) with Sanford C. Bernstein & Co., LLC ("SCB & Co."), an affiliate of the Adviser. In such instances, the placement of orders with such brokers would be consistent with the Funds' objective of obtaining best execution and would not be dependent upon the fact that SCB & Co. is an affiliate of the Adviser. With respect to orders placed with SCB & Co. for execution on a national securities exchange, commissions received must conform to Section 17(e)(2)(A) of the 1940 Act and Rule 17e-1 thereunder, which permit an affiliated person of a registered investment company (such as the Trust), or any affiliated person of such person, to receive a brokerage commission from such registered investment company provided that such commission is reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time.

    The brokerage transactions engaged in by the Funds with SCB & Co. and its affiliates during the fiscal years ended April 30, 2002, April 30, 2001 and April 30, 2000, are set forth below:

                                                                   % of Fund's
                                                    % of Fund's    Aggregate
Fiscal Year                           Amount of     Aggregate      Dollar
Ended                                 Brokerage     Brokerage      Amount of
April 30,                             Commissions   Commissions    Transactions
----------  ------------------------  ------------  -------------  ------------
2002        Conservative Investors         $4,660        5.23%          .12%
2002        Growth Investors               $16,910       5.82%          .12%
2001        Conservative Investors         $0            0%             0%
2001        Growth Investors               $0            0%             0%
2000        Conservative Investors         $0            0%             0%
2000        Growth Investors               $0            0%             0%

The annual portfolio turnover rates of the Funds for the fiscal years ended April 30, 2002, April 30, 2001 and April 30, 2000 were 72%, 65% and 54% for
Conservative Investors and 116%, 114% and 155% for Growth Investors, respectively.

-------------------------------------------------------------------------------
                              EXPENSES OF THE FUNDS
-------------------------------------------------------------------------------

    In addition to the payments to the Adviser under the Investment Advisory Agreement described above, the Trust pays certain other costs including (a) brokerage and commission expenses, (b) federal, state and local taxes, including issue and transfer taxes incurred by or levied on a Fund, (c) interest charges on borrowing, (d) fees and expenses of registering the shares of the Funds under the appropriate federal securities laws and of qualifying shares of the Funds under applicable state securities laws including expenses attendant upon renewing and increasing such registrations and qualifications, (e) expenses of printing and distributing the Funds' prospectuses and other reports to shareholders, (f) costs of proxy solicitations, (g) transfer agency fees described below, (h) charges and expenses of the Trust's custodian, (i) compensation of the Trust's officers, Trustees and employees who do not devote any part of their time to the affairs of the Adviser or its affiliates, (j) costs of stationery and supplies, and (k) such promotional expenses as may be contemplated by the Distribution Services Agreement described below.

Distribution Arrangements

    Rule 12b-1 under the 1940 Act permits an investment company to directly or indirectly pay expenses associated with the distribution of its shares in accordance with a duly adopted and approved plan. The Trust has adopted a plan for each class of shares of the Funds pursuant to Rule 12b-1 (each a "Plan" and collectively the "Plans"). Pursuant to the Plans, each class of each Fund pays Alliance Fund Distributors, Inc. (the "Principal Underwriter") a Rule 12b-1 distribution services fee which may not exceed an annual rate of 0.50% of a Fund's aggregate average daily net assets attributable to the Class A shares, 1.00% of a Fund's aggregate average daily net assets attributable to the Class B shares and 1.00% of a Fund's aggregate average daily net assets attributable to the Class C shares to compensate the Principal Underwriter for distribution expenses. The Trustees currently limit payments under the Class A Plan to 0.30% of a Fund's aggregate average daily net assets attributable to the Class A shares. The Plans provide that a portion of the distribution services fee in an amount not to exceed 0.25% of the aggregate average daily net assets of a Fund attributable to each of the Class A, Class B and Class C shares constitutes a service fee that the Principal Underwriter will use for personal service and/or the maintenance of shareholder accounts. The Plans also provide that the Adviser may use its own resources, which may include management fees received by the Adviser from the Trust or other investment companies which it manages and the Adviser's past profits, to finance the distribution of the Funds' shares.

    In approving the Plans, the Trustees determined that there was a reasonable likelihood that the Plans would benefit each Fund and its shareholders. The distribution services fee of a particular class will not be used to subsidize the provision of distribution services with respect to any other class.

    Each Plan may be terminated with respect to the class of shares of any Fund to which the Plan relates by vote of a majority of the Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Plans or in any agreement related to the Plans (the "Qualified Trustees"), or by vote of a majority of the outstanding voting securities of that class. Each Plan may be amended by vote of the Trustees, including a majority of the Qualified Trustees, cast in person at a meeting called for that purpose. Any change in a Plan that would materially increase the distribution costs to the class of shares of any Fund to which the Plan relates requires approval by the affected class of shareholders of that Fund. The Trustees review quarterly a written report of such distribution costs and the purposes for which such costs have been incurred with respect to each Fund's Class A, Class B and Class C shares. For so long as the Plans are in effect, selection and nomination of those Trustees who are not interested persons of the Trust shall be committed to the discretion of such disinterested persons.

    The Plans may be terminated with respect to any Fund or class of shares thereof at any time on 60 days' written notice by the Principal Underwriter or by vote of a majority of the outstanding voting securities of that Fund or that class (as appropriate) or by vote of a majority of the Qualified Trustees without payment of any penalty. Each plan is of a type known as a "compensation plan", which means that it compensates the distributor regardless of its expenses.

    The Plans will continue in effect with respect to each Fund and each class of shares thereof for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Qualified Trustees and (ii) by the vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose. The most recent continuance of the Plans for an additional annual term was approved by a vote, cast in person, of the Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and have no direct or indirect financial interest in the operation of the Plans or in any agreements related to the Plans, at their meeting held on July 16-18, 2002.

    For services rendered by the Principal Underwriter in connection with the distribution of Class A shares pursuant to the Plan applicable to such shares, the Principal Underwriter received $77,504 and $147,975 with respect to the Class A shares of the Conservative Investors Fund and the Growth Investors Fund, respectively, during the fiscal year ended April 30, 2002. For services rendered by the Principal Underwriter in connection with the distribution of Class A shares pursuant to the Plan applicable to such shares, the Principal Underwriter received $69,873 and $165,382 with respect to the Class A shares of the Conservative Investors Fund and the Growth Investors Fund, respectively, during the fiscal year ended April 30, 2001. For services rendered by the Principal Underwriter in connection with the distribution of Class A shares pursuant to the Plan applicable to such shares, the Principal Underwriter received $61,487 and $152,573 with respect to the Class A shares of the Conservative Investors Fund and the Growth Investors Fund, respectively, during the fiscal year ended April 30, 2000.

    For services rendered by the Principal Underwriter in connection with the distribution of Class B shares pursuant to the Plan applicable to such shares, the Principal Underwriter received $428,553 and $619,378 with respect to the Class B shares of the Conservative Investors Fund and the Growth Investors Fund, respectively, during the fiscal year ended April 30, 2002. For services rendered by the Principal Underwriter in connection with the distribution of Class B shares pursuant to the Plan applicable to such shares, the Principal Underwriter received $363,621 and $777,183 with respect to the Class B shares of the Conservative Investors Fund and the Growth Investors Fund, respectively, during the fiscal year ended April 30, 2001. For services rendered by the Principal Underwriter in connection with the distribution of Class B shares pursuant to the Plan applicable to such shares, the Principal Underwriter received $345,694 and $765,406 with respect to the Class B shares of the Conservative Investors Fund and the Growth Investors Fund, respectively, during the fiscal year ended April 30, 2000.

   For services rendered by the Principal Underwriter in connection with the distribution of Class C shares pursuant to the Plan applicable to such shares, the Principal Underwriter received $75,381 and $106,812 with respect to the Class C shares of the Conservative Investors Fund and the Growth Investors Fund, respectively, during the fiscal year ended April 30, 2002. For services rendered by the Principal Underwriter in connection with the distribution of Class C shares pursuant to the Plan applicable to such shares, the Principal Underwriter received $71,343 and $127,349 with respect to the Class C shares of the Conservative Investors Fund and the Growth Investors Fund, respectively, during the fiscal year ended April 30, 2001. For services rendered by the Principal Underwriter in connection with the distribution of Class C shares pursuant to the Plan applicable to such shares, the Principal Underwriter received $58,875 and $109,616 with respect to the Class C shares of the Conservative Investors Fund and the Growth Investors Fund, respectively, during the fiscal year ended April 30, 2000.

    The Principal Underwriter has informed the Trust that expenses incurred by it and costs allocated to it in connection with activities primarily intended to result in the sale of Class A, Class B, and Class C shares were as follows for the fiscal year ended April 30, 2002:


                           CONSERVATIVE INVESTORS FUND
                      Amount of Expense and Allocated Cost

Category
of Expense             Class A Shares      Class B Shares      Class C Shares
------------------    ----------------    ----------------    ----------------
Advertising/
  Marketing              $  2,652            $  8,865          $ 1,141
Printing and
  Mailing of
  Prospectuses
  and Semi-Annual
  and Annual
  Reports to Other
  than Current
  Shareholders           $  4,801            $ 12,279          $ 2,131

Compensation to
  Underwriters           $ 88,662            $198,423          $26,513

Compensation to
  Dealers                $103,117            $623,091          $82,621

Compensation to
  Sales
  Personnel              $ 17,612            $ 32,069          $ 3,576

Interest, Carrying or
  Other
  Financing  Charges     $0                  $ 77,053          $   782

Other (includes
  personnel costs of
  those home office
  employees involved
  in the distribution
  effort and the
  travel-related
  expenses incurred
  by the marketing
  personnel conducting
  seminars and printing
  of sales literature)   $ 159,542          $  294,558         $ 42,605

Total                    $ 376,386          $1,246,338         $159,369

                              Growth Investors Fund
                      Amount of Expense and Allocated Cost

Category
of Expense             Class A Shares      Class B Shares      Class C Shares
------------------    ----------------    ----------------    ----------------
Advertising/
  Marketing              $  5,882          $   6,476         $  1,068

Printing and
  Mailing of
  Prospectuses
  and Semi-Annual
  and Annual
  Reports to Other
  than Current
  Shareholders           $  4,707          $  4,044          $    951

Compensation to
  Underwriters           $170,151          $127,681          $ 30,020

Compensation to
  Dealers                $207,874          $331,387          $116,790

Compensation to
  Sales
  Personnel              $ 28,682          $ 17,121          $  4,316

Interest, Carrying or
  Other
  Financing Charges      $0                $ 76,274          $    464

Other (includes
  personnel costs
  of those home
  office employees
  involved in the
  distribution
  effort and the
  travel-related
  expenses incurred
  by the marketing
  personnel
  conducting
  seminars and
  printing of sales
  literature)           $294,119           $192,556           $ 43,569

Total                   $711,415           $755,539           $197,178

Custodial Arrangements

    State Street Bank and Trust Company, 225 Franklin Street, Boston, MA, 02110 ("State Street Bank") acts as the Trust's custodian, but plays no part in deciding the purchase or sale of portfolio securities. Subject to the supervision of the Funds' Trustees, State Street may enter into subcustodial agreements for the holding of the Funds' securities outside of the United States.

Transfer Agency Arrangements

    Alliance Global Investor Services, Inc. ("AGIS"), an indirect wholly-owned subsidiary of the Adviser located at 500 Plaza Drive, Secaucus, New Jersey 07094, receives a transfer agency fee per account holder of each of the Class A, Class B and Class C shares of the Trust. The transfer agency fee with respect to the Class B and Class C shares is higher than the transfer agency fee with respect to the Class A shares, reflecting the additional costs associated with the Class B and Class C contingent deferred sales charges. For the fiscal year ended April 30, 2002, the Alliance Conservative Investors Fund and Alliance Growth Investors Fund paid AGIS $149,100 and $283,711 in transfer agency fees.

-------------------------------------------------------------------------------
                               PURCHASE OF SHARES
-------------------------------------------------------------------------------

    The following information supplements that set forth in the Prospectus under the heading "Purchase and Sale of Shares -- How To Buy Shares."

General

    Shares of the Funds are offered on a continuous basis at a price equal to their net asset value, plus an initial sales charge at the time of purchase (the "Class A shares"), with a contingent deferred sales charge (the "Class B shares"), without any initial sales charge or, as long as the shares are held for one year or more, without any contingent deferred sales charge (the "Class C shares"), in each case as described below. Shares of the Funds that are offered subject to a sales charge are offered on a continuous basis through (i) investment dealers that are members of the National Association of Securities Dealers, Inc. and have entered into selected dealer agreements with the Principal Underwriter ("selected dealers"), (ii) depository institutions and other financial intermediaries or their affiliates that have entered into selected agent agreements with the Principal Underwriter ("selected agents"), and (iii) the Principal Underwriter.

    Investors may purchase shares of the Funds through selected broker-dealers, agents, financial intermediaries or other financial representatives, or directly through the Principal Underwriter. A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent, financial intermediary or other financial representative with respect to the purchase, sale or exchange of Class A, Class B or Class C shares made through such financial representative. Such financial representative may also impose requirements with respect to the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by the Fund, including requirements as to the minimum initial and subsequent investment amounts. Sales personnel of selected dealers and agents distributing the Funds' shares may receive differing compensation for selling Class A, Class B or Class C shares.

    Shares may also be sold in foreign countries where permissible. The Funds may refuse any order for the purchase of shares. The Funds reserve the right to suspend the sale of their shares to the public in response to conditions in the securities markets or for other reasons.

    The public offering price of shares of the Funds is their net asset value, plus, in the case of Class A shares, a sales charge which will vary depending on the amount of the purchase alternative chosen by the investor, as shown in the table in the Prospectus under "Purchase and Sales of Shares." On each Fund business day on which a purchase or redemption order is received by a Fund and trading in the types of securities in which the Fund invests might materially affect the value of Fund shares, the per share net asset value is computed in accordance with the Trust's Agreement and Declaration of Trust and By-Laws, in each case as amended, as of the next close of regular trading on the Exchange currently 4:00 p.m. Eastern time) by dividing the value of the total assets attributable to a class, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any day on which the Exchange is open for trading.

    The respective per share net asset values of the Class A, Class B and Class C shares are expected to be substantially the same. Under certain circumstances, however, the per share net asset values of the Class B and Class C shares may be lower than the per share net asset value of the Class A shares as a result of the differential daily expense accruals of the distribution and transfer agency fees applicable with respect to those classes of shares. Even under those circumstances, the per share net asset values of the three classes will tend to converge, immediately after the payment of dividends, which will differ by approximately the amount of the expense accrual differential among the classes.

    The Funds will accept unconditional orders for their shares to be executed at the public offering price equal to their net asset value next determined (plus, if applicable, Class A sales charges), as described below. Orders received by the Principal Underwriter prior to the close of regular trading on the Exchange on each day the Exchange is open for trading are priced at the net asset value computed as of the close of regular trading on the Exchange on that day (plus, if applicable, Class A sales charges). In the case of orders for purchase of shares placed through selected dealers, agents or financial representatives, as applicable, the applicable public offering price will be the net asset value as so determined, but only if the selected dealer, agent or financial representative receives the order prior to the close of regular trading on the Exchange and transmits it to the Principal Underwriter prior to 5:00 p.m. Eastern time. The selected dealer, agent or financial representative, as applicable, is responsible for transmitting such orders by 5:00 p.m. Eastern time (certain selected dealers, agents or financial representatives may enter into operating agreements permitting them to transmit purchase information to the Principal Underwriter after 5:00 p.m. Eastern time and receive that day's net asset value). If the selected dealer, agent or financial representative, as applicable, fails to do so, the investor's right to purchase shares at that day's closing price must be settled between the investor and the selected dealer, agent or financial representatives, as applicable. If the selected dealer, agent or financial representative, as applicable, receives the order after the close of regular trading on the Exchange, the price will be based on the net asset value determined as of the close of regular trading on the Exchange on the next day it is open for trading.

    Following the initial purchase of Fund shares, a shareholder may place orders to purchase additional shares by telephone if the shareholder has completed the appropriate portion of the Subscription Application or an "Autobuy" application, both of which may be obtained by calling the "For Literature" telephone number shown on the cover of this Statement of Additional Information. Except with respect to certain omnibus accounts, telephone purchase orders may not exceed $500,000. Payment for shares purchased by telephone can be made only by electronic funds transfer from a bank account maintained by the shareholder at a bank that is a member of the National Automated Clearing House Association ("NACHA"). If a shareholder's telephone purchase request is received before 3:00 p.m. Eastern time on a Fund business day, the order to purchase shares is automatically placed the following Fund business day, and the applicable public offering price will be the public offering price determined as of the close of business on such following business day.

    Full and fractional shares are credited to a subscriber's account in the amount of his or her subscription. As a convenience to the subscriber, and to avoid unnecessary expense to the Fund, certificates representing shares of the Fund are not issued except upon written request to the Fund by the shareholder or his or her authorized selected dealer or agent. This facilitates later redemption and relieves the shareholder of the responsibility for and inconvenience of lost or stolen certificates. No certificates are issued for fractional shares, although such shares remain in the shareholder's account on the books of the Fund.

    In addition to the discount or commission paid to dealers or agents, the Principal Underwriter from time to time pays additional cash or other incentives to dealers or agents in connection with the sale of shares of the Funds. Such additional amounts may be utilized, in whole or in part, to provide additional compensation to registered representatives who sell shares of the Funds. On some occasions, such cash or other incentives may take the form of payment for attendance at seminars, meals, sporting events or theater performances, or payment incurred in connection with travel, lodging and entertainment incurred in connection with travel taken by persons associated with a dealer or agent to locations within or outside the United States. Such dealer or agent may elect to receive cash incentives of equivalent amount in lieu of such payments.

    Class A, Class B and Class C shares each represent an interest in the same portfolio of investments of a Fund, have the same rights and are identical in all respects, except that (i) Class A shares bear the expense of the initial sales charge (or contingent deferred sales charge, when applicable) and Class B and Class C shares generally bear the expense of the deferred sales charge, (ii) Class B shares and Class C shares each bear the expense of a higher distribution services fee than that borne by Class A shares, (iii) Class B and Class C shares bear higher transfer agency costs than those borne by Class A shares, (iv) each class of shares has exclusive voting rights with respect to provisions of the Rule 12b-1 Plan pursuant to which its distribution services fee is paid and other matters for which separate class voting is appropriate under applicable law, provided that, if the Fund submits to a vote of Class A shareholders, an amendment to the Rule 12b-1 Plan that would materially increase the amount to be paid thereunder with respect to the Class A shares, the Class A shareholders and the Class B shareholders will vote thereon separately by Class, and (v) Class B shares are subject to a conversion feature. Each class has different exchange privileges and certain different shareholder service options available.

    The Trustees of the Trust have determined that currently no conflict of interest exists among the Class A, Class B and Class C shares. On an ongoing basis, the Trustees of the Trust, pursuant to their fiduciary duties under the 1940 Act and state law, will seek to ensure that no such conflict arises.

Alternative Retail Purchase Arrangements -- Class A, Class B and Class C Shares

    The alternative purchase arrangements available with respect to Class A shares, Class B shares and Class C shares permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Funds, the accumulated distribution services fee and contingent deferred sales charges on Class B shares prior to conversion, or the accumulated distribution services fee and contingent deferred sales charge on Class C shares, would be less than the initial sales charge and accumulated distribution services fee on Class A shares purchased at the same time, and to what extent any such differential would be offset by the higher return of Class A shares. Class A shares will normally be more beneficial than Class B shares to the investor who qualifies for reduced initial sales charges on Class A shares, as described below. In this regard, the Principal Underwriter will reject any order (except orders from certain retirement plans) for more than $250,000 of Class B shares. Class C shares will normally not be suitable for the investor who qualifies to purchase

Class A shares at net asset value. For this reason, the Principal Underwriter will reject any order for more than $1,000,000 of Class C shares.

    Class A shares are subject to a lower distribution services fee and, accordingly, pay correspondingly higher dividends per share than Class B shares or Class C shares. However, because initial sales charges are deducted at the time of purchase, investors purchasing Class A shares would not have all their funds invested initially and, therefore, would initially own fewer shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution charges on Class B shares or Class C shares may exceed the initial sales charge on Class A shares during the life of the investment. Again, however, such investors must weigh this consideration against the fact that, because of such initial sales charges, not all their funds will be invested initially.

    Other investors might determine, however, that it would be more advantageous to purchase Class B shares or Class C shares in order to have all their funds invested initially, although remaining subject to higher continuing distribution charges and being subject to a contingent deferred sales charge for a four-year and one-year period, respectively. For example, based on current fees and expenses, an investor subject to the 4.25% initial sales charge on Class A shares would have to hold his or her investment approximately seven years for the Class C distribution services fee to exceed the initial sales charge plus the accumulated distribution services fee on Class A shares. In this example, an investor intending to maintain his or her investment for a longer period might consider purchasing Class A shares. This example does not take into account the time value of money, which further reduces the impact of the Class C distribution services fees on the investment, fluctuations in net asset value or the effect of different performance assumptions.

    Those investors who prefer to have all of their funds invested initially but may not wish to retain Fund shares for the period during which Class B shares are subject to a contingent deferred sales charge may find it more advantageous to purchase Class C shares.

    During the fiscal years ended April 30, 2002, 2001 and 2000, the aggregate amounts of underwriting commissions payable with respect to shares of the Alliance Conservative Investors Fund were $165,005, $220,725 and $97,062. respectively. Of those amounts, the Principal Underwriter retained $18,475, $20,180 and $27,135, respectively, during fiscal years 2002, 2001 and 2000, representing that portion of the sales charges paid on Class A shares which was not reallocated to selected dealers. During the Fund's fiscal years ended April 30, 2002, 2001 and 2000, the Principal Underwriter received contingent deferred sales charges of $2,250, $0 and $0, respectively, on Class A shares, $71,436, $76,948 and $67,160, respectively, on Class B shares, and $1,597, $2,603 and $2,767, respectively, on Class C shares.

During the fiscal years ended April 30, 2002, 2001 and 2000 the aggregate amounts of underwriting commissions payable with respect to shares of the Alliance Growth Investors Fund were $155,285, $364,769 and $149,792, respectively. Of those amounts, the Principal Underwriter retained $18,472, $60,556 and $53,762, respectively, during fiscal years 2002, 2001 and 2000, representing that portion of the sales charges paid on Class A shares which was not reallocated to selected dealers. During the Fund's fiscal years ended April 30, 2002, 2001 and 2000, the Principal Underwriter received contingent deferred sales charges of $1,126, $2,160 and $0, respectively, on Class A shares, $59,146, $88,053 and $90,968, respectively, on Class B shares, and $1,579, $4,315 and $5,062, respectively, on Class C shares.

Class A Shares

    The public offering price of Class A shares is the net asset value plus a sales charge, as set forth below:


                                                              Discount or
                                                              Commission to
                                          As % of the         Dealers or Agents
Amount of             As % of Net         Public Offering     as a % of
Purchase              Amount Invested     Price               Offering Price
------------------    ----------------    ----------------    ----------------
Less than
  $100,000                 4.44%               4.25%               4.00%

$100,000 but
  less than
  $250,000                 3.36                3.25                3.00

$250,000 but
  less than
  $500,000                 2.30                2.25                2.00

$500,000 but
  less than
  $1,000,000*              1.78                1.75                1.50
--------------------

* There is no initial sales charge on transactions of $1,000,000 or more.

    With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase will be subject to a contingent deferred sales charge equal to 1% of the lesser of the original cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions. The contingent deferred sales charge on Class A shares will be waived on certain redemptions, as described below under "Class B Shares." In determining the contingent deferred sales charge applicable to a redemption of Class A shares, it will be assumed that the redemption is, first, of any shares that are not subject to a contingent deferred sales charge (for example, because an initial sales charge was paid with respect to the shares, or they have been held beyond the period during which the charge applies or were acquired upon the reinvestment of dividends or distributions) and, second, of shares held longest during the time they are subject to the sales charge. Proceeds from the contingent deferred sales charge on Class A shares are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Funds in connection with sales of Class A shares, such as the payment of compensation to selected dealers and agents for selling Class A shares. With respect to purchases of $1,000,000 or more made through selected dealers or agents, the Adviser may, pursuant to the Rule 12b-1 Plans described above, pay such dealers or agents from its own resources a fee of up to 1% of the amount invested to compensate such dealers or agents for their distribution assistance in connection with such purchases.

    No initial sales charge is imposed on Class A shares issued (i) pursuant to the automatic reinvestment of income dividends or capital gains distributions, or (ii) in exchange for Class A shares of other Alliance Mutual Funds (as that term is defined under "Combined Purchase Privilege" below), except that an initial sales charge will be imposed on Class A shares issued in exchange for Class A shares of AFD Exchange Reserves ("AFDER") that were purchased for cash without the payment of an initial sales charge and without being subject to a contingent deferred sales charge, or (iii) upon the automatic conversion of Class B shares as described below under "Class B Shares--Conversion Feature". The Funds receive the entire net asset value of their Class A shares sold to investors. The Principal Underwriter's commission is the sales charge shown in the Prospectus less any applicable discount or commission "reallowed" to selected dealers and agents. The Principal Underwriter will reallow discounts to selected dealers and agents in the amounts indicated in the table above. In this regard, the Principal Underwriter may elect to reallow the entire sales charge to selected dealers and agents for all sales with respect to which orders are placed with the Principal Underwriter. A selected dealer who receives a reallowance in excess of 90% of such a sales charge may be deemed to be an "underwriter" under the Securities Act of 1933, as amended.

    Investors choosing the initial sales charge alternative may under certain circumstances be entitled to pay (i) no initial sales charge (but be subject in most cases to a contingent deferred sales charge) or (ii) a reduced initial sales charge. The circumstances under which such investors may pay a reduced initial sales charge are described below.

   Combined Purchase Privilege. Certain persons may qualify for the sales charge reductions indicated in the schedule of such charges shown in the Prospectus by combining purchases of shares of a Fund into a single purchase," if the resulting "purchase" totals at least $100,000. The term "purchase" refers to:
(i) a single purchase by an individual, or two concurrent purchases, which in the aggregate are at least equal to the prescribed amounts, by an individual, his or her spouse and their children under the age of 21 years purchasing shares of a Fund for his, her or their own account(s); (ii) a single purchase by a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account although more than one beneficiary is involved; or
(iii) a single purchase for the employee benefit plans of a single employer. The term "purchase" also includes purchases by any "company," as that term is defined in the 1940 Act, but does not include purchases by any such company which has not been in existence for at least six months or which has no purpose other than the purchase of shares of a Fund or shares of other registered investment companies at a discount. The term "purchase" does not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit card holders of a company, policy holders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser. A "purchase" may also include shares, purchased at the same time through a single selected dealer or agent, of any other Alliance Mutual Fund. Currently, the Alliance Mutual Funds include:

AFD Exchange Reserves
Alliance All-Asia Investment Fund, Inc.
Alliance Americas Government Income Fund, Inc.
Alliance Balanced Shares, Inc.
Alliance Bond Fund, Inc.
  -Corporate Bond Portfolio
  -Quality Bond Portfolio
  -U.S. Government Portfolio
Alliance Disciplined Growth Fund, Inc.
Alliance Dynamic Growth Fund, Inc.
Alliance Emerging Market Debt Fund, Inc.
Alliance Global Growth Trends Fund, Inc.
Alliance Global Small Cap Fund, Inc.
Alliance Global Strategic Income Trust, Inc.
Alliance Greater China '97 Fund, Inc.
Alliance Growth and Income Fund, Inc.
Alliance Health Care Fund, Inc.

Alliance High Yield Fund, Inc.
Alliance International Fund
Alliance International Premier Growth Fund, Inc.
Alliance Mid-Cap Growth Fund, Inc.
Alliance Multi-Market Strategy Trust, Inc.
Alliance Municipal Income Fund, Inc.
  -California Portfolio
  -Insured California Portfolio
  -Insured National Portfolio
  -National Portfolio
  -New York Portfolio
Alliance Municipal Income Fund II
  -Arizona Portfolio
  -Florida Portfolio
  -Massachusetts Portfolio
  -Michigan Portfolio
  -Minnesota Portfolio
  -New Jersey Portfolio
  -Ohio Portfolio
  -Pennsylvania Portfolio
  -Virginia Portfolio
Alliance New Europe Fund, Inc.
Alliance Premier Growth Fund, Inc.
Alliance Quasar Fund, Inc.
Alliance Select Investor Series, Inc.
  -Biotechnology Portfolio
  -Premier Portfolio
  -Small Cap Growth Portfolio
  -Technology Portfolio
Alliance Technology Fund, Inc.
Alliance Worldwide Privatization Fund, Inc.
AllianceBernstein Disciplined Value Fund, Inc.
AllianceBernstein Real Estate Investment Fund, Inc.
AllianceBernstein Utility Income Fund, Inc.
The Alliance Portfolios
  -Alliance Growth Fund
  -Alliance Conservative Investors Fund
  -Alliance Growth Investors Fund
AllianceBernstein Trust
   -AllianceBernstein Global Value Fund
   -AllianceBernstein International Value Fund
   -AllianceBernstein Small Cap Value Fund
   -AllianceBernstein Value Fund
The Korean Investment Fund, Inc.
Sanford C. Bernstein Fund, Inc.
  -U.S. Government Short Duration Portfolio
  -Short Duration Plus Portfolio
  -Intermediate Duration Portfolio
  -Short Duration New York Municipal Portfolio
  -Short Duration California Municipal Portfolio
  -Short Duration Diversified Municipal Portfolio
  -New York Municipal Portfolio
  -California Municipal Portfolio
  -Diversified Municipal Portfolio
  -Tax-Managed International Value Portfolio
  -International Value II Portfolio
  -Bernstein Emerging Markets Value Portfolio
Sanford C. Bernstein Fund II, Inc.
  -Bernstein Intermediate Duration Institutional Portfolio

    Prospectuses for the Alliance Mutual Funds may be obtained without charge by contacting AGIS at the address or the "For Literature" telephone number shown on the front cover of this Statement of Additional Information.

    Cumulative Quantity Discount (Right of Accumulation). An investor's purchase of additional Class A shares of a Fund may qualify for a Cumulative Quantity Discount. The applicable sales charge will be based on the total of:

    (i)       the investor's current purchase;

    (ii) the net asset value (at the close of business on the previous day) of (a) all Class A, Class B and Class C shares of the Fund held by the investor and (b) all shares of any other Alliance Mutual Fund held by the investor; and

    (iii) the net asset value of all shares described in paragraph (ii) owned by another shareholder eligible to combine his or her purchase with that of the investor into a single "purchase" (see above).

    For example, if an investor owned shares of an Alliance Mutual Fund worth $200,000 at their then current net asset value and subsequently purchased Class A shares of the Fund worth an additional $100,000, the initial sales charge for the $100,000 purchase would be at the 2.25% rate applicable to a single $300,000 purchase of shares of the Fund, rather than the 3.25% rate.

    To qualify for the Combined Purchase Privilege or to obtain the Cumulative Quantity Discount on a purchase through a selected dealer or agent, the investor or selected dealer or agent must provide the Principal Underwriter with sufficient information to verify that each purchase qualifies for the privilege or discount.

    Statement of Intention. Class A investors may also obtain the reduced initial sales charges shown in the Prospectus by means of a written Statement of Intention, which expresses the investor's intention to invest not less than $100,000 within a period of 13 months in Class A shares (or Class A, Class B and/or Class C shares) of a Fund or any other Alliance Mutual Fund. Each purchase of shares under a Statement of Intention will be made at the public offering price or prices applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Statement of Intention. At the investor's option, a Statement of Intention may include purchases of shares of a Fund or any other Alliance Mutual Fund made not more than 90 days prior to the date that the investor signs the Statement of Intention; however, the 13-month period during which the Statement of Intention is in effect will begin on the date of the earliest purchase to be included.

    Investors qualifying for the Combined Purchase Privilege described above may purchase shares of the Alliance Mutual Funds under a single Statement of Intention. For example, if at the time an investor signs a Statement of Intention to invest at least $100,000 in Class A shares of a Fund, the investor and the investor's spouse each purchase shares of the Fund worth $20,000 (for a total of $40,000), it will only be necessary to invest only a total of $60,000 during the following 13 months in shares of the Fund or any other Alliance Mutual Fund to qualify for the 3.25% sales charge on the total amount being invested, the sales charge applicable to an investment of $100,000).

    The Statement of Intention is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a

Statement of Intention is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining shares will be registered in the name of the investor) to secure payment of the higher initial sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed to pay the additional sales charge, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional Fund shares, are not subject to escrow. When the full amount indicated has been purchased, the escrow will be released. To the extent that an investor purchases more than the dollar amount indicated on the Statement of Intention and qualifies for a further reduced sales charge, the initial sales charge will be adjusted for the entire amount purchased at the end of the 13-month period. The difference in the initial sales charge will be used to purchase additional shares of a Fund subject to the rate of the initial sales charge applicable to the actual amount of the aggregate purchases.

    Investors wishing to enter into a Statement of Intention in conjunction with their initial investment in Class A shares of a Fund should complete the appropriate portion of the Subscription Application found in the Prospectus while current Class A shareholders desiring to do so can obtain a form of Statement of Intention by contacting AGIS at the address or telephone numbers shown on the cover of this Statement of Additional Information.

    Certain Retirement Plans. Multiple participant payroll deduction retirement plans may also purchase shares of a Fund or any other Alliance Mutual Fund at a reduced initial sales charge on a monthly basis during the 13-month period following such a plan's initial purchase. The initial sales charge applicable to such initial purchase of shares of a Fund will be that normally applicable, under the schedule of the initial sales charges set forth above, to an investment 13 times larger than such initial purchase. The sales charge applicable to each succeeding monthly purchase will be that normally applicable, under such schedule, to an investment equal to the sum of (i) the total purchases previously made during the 13-month period and (ii) the current month's purchase multiplied by the number of months (including the current month) remaining in the 13-month period. Sales charges previously paid during such period will not be retroactively adjusted on the basis of later purchases.

    Reinstatement Privilege. A shareholder who has caused any or all of his or her Class A or Class B shares of a Fund to be redeemed or repurchased may reinvest all or any portion of the redemption or repurchase proceeds in Class A shares of the Fund at net asset value without any sales charge, provided that
(i) such reinvestment is made within 120 calendar days after the redemption or repurchase date and (ii) for Class B shares, a contingent deferred sales charge has been paid and the Principal Underwriter has approved, at its discretion, the reinvestment of such shares. Shares are sold to a reinvesting shareholder at the net asset value next determined as described above. A reinstatement pursuant to this privilege will not cancel the redemption or repurchase transaction; therefore, any gain or loss so realized will be recognized for federal tax purposes except that no loss will be recognized to the extent that the proceeds are reinvested in shares of the Fund within 30 calendar days after the redemption or repurchase transaction. Investors may exercise the reinstatement privilege by written request sent to a Fund at the address shown on the cover of this Statement of Additional Information.

    Sales at Net Asset Value. The Funds may sell their Class A shares at net asset value (i.e., without any initial sales charge), and without any contingent deferred sales charge to certain categories of investors including: (i) investment management clients of the Adviser or its affiliates; (ii) officers and present or former Trustees of the Trust; present or former directors and trustees of other investment companies managed by the Adviser; present or retired full-time employees of the Adviser; the Principal Underwriter, AGIS and their affiliates;

officers and directors of ACMC, the Principal Underwriter, AGIS and their affiliates; officers, directors and present and full-time employees of selected dealers or agents; the spouse, sibling, direct ancestor or direct descendant (collectively "relatives") of any such person; any trust, individual retirement account or retirement plan account for the benefit of any such person or relative; or the estate of any such person or relative, if such shares are purchased for investment purposes (such shares may not be resold except to the relevant Fund); (iii) the Adviser, the Principal Underwriter, AGIS and their affiliates; certain employee benefit plans for employees of the Adviser, the Principal Underwriter, AGIS and their affiliates;(iv) registered investment advisers or other financial intermediaries who charge a management, consulting or other fee for their service and who purchase shares through a broker or agent approved by the Principal Underwriter and clients of such registered investment advisers or financial intermediaries whose accounts are linked to the master account of such investment adviser or financial intermediary on the books of such approved broker or agent; (v) persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by the Principal Underwriter, pursuant to which such persons pay an asset-based fee to such broker-dealer or financial intermediary, or its affiliate or agent, for service in the nature of investment advisory or administrative services; (vi) employer-sponsored qualified pension or profit-sharing plans (including Section 401(k) plans), custodial accounts maintained pursuant to Section 403(b)(7) retirement plans and individual retirement accounts (including individual retirement accounts to which simplified employee pension (SEP) contributions are made), if such plans or accounts are established or administered under programs sponsored by administrators or other persons that have been approved by the Principal Underwriter.

Class B Shares

    Investors may purchase Class B shares at the public offering price equal to the net asset value per share of the Class B shares on the date of purchase without the imposition of a sales charge at the time of purchase. The Class B shares are sold without an initial sales charge so that the Funds will receive the full amount of the investor's purchase payment.

   Proceeds from the contingent deferred sales charge on the Class B shares are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Funds in connection with the sale of the Class B shares, such as the payment of compensation to selected dealers and agents for selling Class B shares. The combination of the contingent deferred sales charge and the distribution services fee enables the Funds to sell Class B shares without a sales charge being deducted at the time of purchase. The higher distribution services fee incurred by Class B shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares.

   Contingent Deferred Sales Charge. Class B shares that are redeemed within four years of purchase will be subject to a contingent deferred sales charge at the rates set forth below charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

    To illustrate, assume that on or after November 19, 1993 an investor purchased 100 Class B shares at $10 per share (at a cost of $1,000) and in the second year after purchase the net asset value per share is $12 and, during such time, the investor has acquired 10 additional Class B shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 Class B shares (proceeds of $600), 10 Class B shares will not be subject to any charge because of dividend reinvestment. With respect to the remaining 40 Class B shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 3.0% (the applicable rate in the second year after purchase, as set forth below).

    The amount of the contingent deferred sales charge, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares and the date of redemption of such shares.

                  Years since              Contingent Deferred
                  Subject to               Sales Charge as a % of
                  Purchase                 Dollar Amount
                  --------------           --------------------
                  First                           4.00%
                  Second                          3.00%
                  Third                           2.00%
                  Fourth                          1.00%
                  Fifth                           None

    In determining the contingent deferred sales charge applicable to a redemption of Class B shares, it will be assumed that the redemption consists first, of any shares relevant acquired upon the reinvestment of dividends or distributions and, second, of shares held longest during the time they are subject to the sales charge. When shares acquired in an exchange are redeemed, the applicable contingent deferred sales charge and conversion schedules will be the schedules that applied at the time of the original purchase by the shareholder of shares of the corresponding class of the relevant Alliance Mutual Fund purchased.

    The contingent deferred sales charge is waived on redemptions of shares (i) following the death or disability, as defined in the Internal Revenue Code of 1986, as amended, and the rules and regulations thereunder (the "Code"), of a shareholder, (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has attained the age of 70-1/2, (iii) that had been purchased by present or former Trustees of the Trust, by a relative of any such person, by any trust, individual retirement account or retirement plan account for the benefit of any such person or relative, or by the estate of any such person or relative, or (iv) pursuant to a systematic withdrawal plan (see "Shareholder Services--Systematic Withdrawal Plan" below).

    Conversion Feature. Class B shares will automatically convert to Class A shares on the tenth Fund business day in the month following the month in which the eighth anniversary date of the acceptance of the purchase order for the Class B shares occurs and, following conversion, such shares will no longer be subject to a higher distribution services fee. Such conversions will be on the basis of the relative net asset values of the two classes, without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to reduce the distribution services fee paid by holders of Class B shares that have been outstanding long enough for the Principal Underwriter to have been compensated for distribution expenses incurred in the sale of such shares. See "Shareholder Services--Exchange Privilege."

    For purposes of conversion to Class A shares, Class B shares purchased through the reinvestment of dividends and distributions paid in respect of Class B shares in a shareholder's account will be considered to be held in a separate sub-account. Each time any Class B shares in the shareholder's account (other than those in the sub-account) convert to Class A shares, an equal pro-rata portion of the Class B shares in the sub-account will also convert to Class A.

    The conversion of Class B shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Class B shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Class B shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, no further conversions of Class B shares would occur, and shares might continue to be subject to the higher distribution services fee for an indefinite period, which may extend beyond the period ending eight years after the end of the calendar month in which the shareholder's purchase order was accepted.

Class C Shares

    Investors may purchase Class C shares at the public offering price equal to the net asset value per share of the Class C shares on the date of purchase without the imposition of a sales charge either at the time of purchase or, as long as the shares are held for at least one year, upon redemption. Class C shares are sold without an initial sales charge, so that a Fund will receive the full amount of the investor's purchase payment and, as long as the shares are held for one year or more, without a contingent deferred sales charge so that the investor will receive as proceeds upon redemption the entire net asset value of his or her Class C shares. The Class C distribution services fee enables a Fund to sell Class C shares without either an initial or contingent deferred sales charge, as long as the shares are held for one year or more. Class C shares do not convert to any other class of shares and incur higher distribution services fees and transfer agency costs than Class A shares. Class C shares will thus have a higher expense ratio and pay correspondingly lower dividends than Class A shares.

    Class C shares that are redeemed within one year of purchase will be subject to a contingent deferred sales charge of 1%, charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the cost of shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from the reinvestment of dividends or capital gains distributions. The contingent deferred sales charge on Class C shares will be waived on certain redemptions, as described above under "--Class B Shares."

    In determining the contingent deferred sales charge applicable to a redemption of Class C shares, it will be assumed that the redemption is, first, of any shares that are not subject to a contingent deferred sales charge (for example, because the shares have been held beyond the period during which the charge applies or were acquired upon the reinvestment of dividends or distributions) and, second, of shares held longest during the time they are subject to the sales charge.

    Proceeds from the contingent deferred sales charge are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Fund in connection with the sale of the Class C shares, such as the payment of compensation to selected dealers and agents for selling Class C shares. The combination of the contingent deferred sales charge and the distribution services fee enables the Fund to sell the Class C shares without a sales charge being deducted at the time of purchase. The higher distribution services fee incurred by Class C shares will cause such shares to have a higher expense ratio and to pay lower dividends than those paid with respect to Class A shares.

-------------------------------------------------------------------------------
                       REDEMPTION AND REPURCHASE OF SHARES
-------------------------------------------------------------------------------

    The following information supplements that set forth in the Funds' Prospectus under the heading "Purchase and Sale of Shares--How to Sell Shares."

Redemption

    Subject only to the limitations described below, the Funds will redeem shares tendered to them, as described below, at a redemption price equal to their net asset value as next computed following the receipt of shares tendered in proper form. Except for any contingent deferred sales charge which may be applicable to Class A, Class B and Class C shares, there is no redemption charge. If a shareholder has any questions regarding what documents are required by his or her fee-based program or employee benefit plan, the shareholder should contact his or her financial representative.

    Payment of the redemption price will be made within seven days after a Fund's receipt of such tender for redemption. The right of redemption may not be suspended and the date of payment upon redemption may not be postponed for more than seven days after shares are tendered for redemption, except for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which the SEC determines that trading thereon is restricted, or for any period during which an emergency (as determined by the SEC) exists as a result of which disposal by a Fund of securities owned by it is not reasonably practicable or as a result of which it is not reasonably practicable for a Fund fairly to determine the value of its net assets, or for such other periods as the SEC may by order permit for the protection of security holders of a Fund.

    Payment of the redemption price will be made in cash. No interest will accrue on uncashed redemption checks. The value of a shareholder's shares on redemption or repurchase may be more or less than the cost of such shares to the shareholder, depending upon the market value of a Fund's portfolio securities at the time of such redemption or repurchase. Redemption proceeds will reflect the deduction of the applicable contingent deferred sales charge, if any. Payment received by a shareholder upon redemption or repurchase of his or her shares, assuming the shares constitute capital assets in his or her hands, will result in long-term or short-term capital gain (or loss), depending upon the shareholder's holding period and basis in respect of the shares redeemed.

    To redeem shares of a Fund for which no share certificates have been issued, the registered owner or owners should forward a letter to the Fund containing a request for redemption. The signature or signatures on the letter must be guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended.

    To redeem shares of the Funds represented by share certificates, an investor should forward the appropriate share certificate or certificates, endorsed in blank or with blank stock powers attached, to the relevant Fund with the request that the shares represented thereby, or a specified portion thereof, be redeemed. The stock assignment form on the reverse side of each share certificate surrendered to the Fund for redemption must be signed by the registered owner or owners exactly as the registered name appears on the face of the certificate or, alternatively, a stock power signed in the same manner may be attached to the share certificate or certificates or, where tender is made by mail, separately mailed to the relevant Fund. The signature or signatures on the assignment form must be guaranteed in the manner described above.

    Telephone Redemption By Electronic Funds Transfer. Each Fund shareholder who has completed the appropriate portion of the Subscription Application found in the Prospectus or, in the case of an existing shareholder, an "Autosell" application obtained from AGIS is entitled to request redemption by electronic funds transfer of shares for which no share certificates have been issued by telephone at (800) 221-5672. A telephone redemption request by electronic funds transfer may not exceed $100,000 (except for certain omnibus accounts), and must be made by 4:00 p.m. Eastern time on a Fund business day as defined above. Proceeds of telephone redemptions will be sent by electronic funds transfer to a shareholder's designated bank account at a bank selected by the shareholder that is a member of the NACHA.

    Telephone Redemption By Check. Each Fund shareholder is eligible to request redemption by check of Fund shares for which no share certificates have been issued, by telephone at (800) 221-5672 before 4:00 p.m. Eastern time on a Fund business day in an amount not exceeding $50,000. Proceeds of such redemptions are remitted by check to the shareholder's address of record. A shareholder otherwise eligible for telephone redemption by check may cancel the privilege by written instruction to AGIS, or by checking the appropriate box on the Subscription Application found in the Prospectus.

    Telephone Redemptions--General. During periods of drastic economic or market developments, such as the market break of October 1987, it is possible that shareholders would have difficulty in reaching AGIS by telephone (although no such difficulty was apparent at any time in connection with the 1987 market break). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to AGIS at the address shown on the cover of this Statement of Additional Information. The Funds reserve the right to suspend or terminate their telephone redemption service at any time without notice. Telephone redemption is not available with respect to shares (i) for which certificates have been issued, (ii) held in nominee or "street name" accounts,
(iii) held by a shareholder who has changed his or her address of record within the preceding 30 calendar days or (iv) held in any retirement plan account. None of the Funds, the Adviser, the Principal Underwriter nor AGIS will be responsible for the authenticity of telephone requests for redemptions that a Fund reasonably believes to be genuine. AGIS will employ reasonable procedures in order to verify that telephone requests for redemptions are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If AGIS did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Selected dealers or agents may charge a commission for handling telephone requests for redemptions.

Repurchase

    The Funds may repurchase shares through the Principal Underwriter, selected financial intermediaries or selected dealers or agents. The repurchase price will be the net asset value next determined after the Principal Underwriter receives the request (less the contingent deferred sales charge, if any), except that requests placed through selected dealers or agents before the close of regular trading on the Exchange on any day will be executed at the net asset value determined as of the close of regular trading on that day if received by the Principal Underwriter prior to its close of business on that day (normally 5:00 p.m. Eastern time). The financial intermediary or selected dealer or agent is responsible for transmitting the request to the Principal Underwriter by 5:00 p.m. Eastern time (certain selected dealers, agents or financial representatives may enter into operating agreements permitting them to transmit purchase information to the Principal Underwriter after 5:00 p.m. Eastern time and receive that day's net asset value). If the financial intermediary or selected dealer or agent fails to do so, the shareholder's right to receive that day's closing price must be settled between the shareholder and the selected dealer or agent. A shareholder may offer shares of a Fund to the Principal Underwriter either directly or through a selected dealer or agent. Neither the Funds nor the Principal Underwriter charges a fee or commission in connection with the repurchase of shares (except for the contingent deferred sales charge, if any). Normally, if shares of the Funds are offered through a financial intermediary, selected dealer or agent, the repurchase is settled by the shareholder as an ordinary transaction with or through the selected dealer or agent, who may charge the shareholder for this service. The repurchase of shares of the Funds as described above is a voluntary service of the Funds and the Funds may suspend or terminate this practice at any time.

General

    The Funds reserve the right to close out an account that through redemption has remained below $200 for 90 consecutive days. The relevant shareholder will receive 60 days' written notice to increase the account value before the account is closed. No contingent deferred sales charge will be deducted from the proceeds of such a redemption. In the case of a redemption or repurchase of shares of the Funds recently purchased by check, redemption proceeds will not be made available until the relevant Fund is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date.

-------------------------------------------------------------------------------
                              SHAREHOLDER SERVICES
-------------------------------------------------------------------------------

    The following information supplements that set forth in the Funds' Prospectus under the heading "Purchase and Sale of Shares--Shareholder Services." The shareholder services set forth below are applicable to all classes of shares unless otherwise indicated.

Automatic Investment Program

    Investors may purchase shares of the Funds through an automatic investment program utilizing electronic funds transfers drawn on the investor's own bank account. Under such a program, pre-authorized monthly drafts for a fixed amount (at least $25) are used to purchase shares through the selected dealer or agent designated by the investor at the public offering price next determined after the Principal Underwriter receives the proceeds from the investor's bank. In electronic form, drafts can be made on or about a date each month selected by the shareholder. Investors wishing to establish an automatic investment program in connection with their initial investment should complete the appropriate portion of the Subscription Application found in the Prospectus. Current shareholders should contact AGIS at the address or telephone numbers shown on the cover of this Statement of Additional Information to establish an automatic investment program.

Exchange Privilege

    You may exchange your investment in the Funds for shares of the same class of other Alliance Mutual Funds (including AFD Exchange Reserves, a money market fund managed by the Adviser). In addition, (i) present officers and full-time employees of the Adviser, (ii) present directors or trustees of any Alliance Mutual Fund and (iii) certain employee benefit plans for employees of the Adviser, the Principal Underwriter, AGIS and their affiliates may, on a tax-free basis, exchange Class A shares of any Alliance Mutual Fund for Advisor Class shares of any other Alliance Mutual Fund, including the Fund. Exchanges of shares are made at the net asset value next determined after receipt of a properly completed exchange request and without sales or service charges. Exchanges may be made by telephone or written request. Telephone exchange requests must be received by AGIS by 4:00 p.m. Eastern time on a Fund business day in order to receive that day's net asset value.

    Shares will continue to age without regard to exchanges for purpose of determining the CDSC, if any, upon redemption and, in the case of Class B shares, for the purpose of conversion to Class A shares. After an exchange, your Class B shares will automatically convert to Class A shares in accordance with the conversion schedule applicable to the Class B shares of the Alliance Mutual Fund you originally purchased for cash ("original shares"). When redemption occurs, the CDSC applicable to the original shares is applied.

    Please read the Prospectus carefully before submitting the request. Call AGIS at (800) 221-5672 to exchange uncertificated shares. An exchange is a taxable capital transaction for federal tax purposes. The exchange service may be changed, suspended or terminated on 60 days' written notice.

    All exchanges are subject to the minimum investment requirements and any other applicable terms set forth in the Prospectus. An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired at their respective net asset values as next determined following receipt by the Alliance Mutual Fund whose shares are being exchanged of (i) proper instructions and all necessary supporting documents as described in the Prospectus, or (ii) a telephone request for such exchange in accordance with the procedures set forth in the following paragraph. Exchanges involving the redemption of shares recently purchased by check will be permitted only after the Alliance Mutual Fund whose shares have been tendered for exchange is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date. Exchanges of shares of Alliance Mutual Funds will generally result in the realization of a capital gain or loss for federal income tax purposes.

    Each Fund shareholder, and the shareholder's selected dealer, agent or financial representative, as applicable, are authorized to make telephone requests for exchanges unless AGIS receives written instruction to the contrary from the shareholder, or the shareholder declines the privilege by checking the appropriate box on the Subscription Application found in the Prospectus. Such telephone requests cannot be accepted with respect to shares then represented by share certificates. Shares acquired pursuant to a telephone request for exchange will be held under the same account registration as the shares redeemed through such exchange.

    Eligible shareholders desiring to make an exchange should telephone AGIS with their account number and other details of the exchange at (800) 221-5672 before 4:00 p.m. Eastern time, on a Fund business day as defined above. Telephone requests for exchanges received before 4:00 p.m. Eastern time on a Fund business day will be processed as of the close of business on that day. During periods of drastic economic or market developments, such as the market break of October 1987, it is possible that shareholders would have difficulty in reaching AGIS by telephone (although no such difficulty was apparent at any time in connection with the 1987 market break). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to AGIS at the address shown on the cover of this Statement of Additional Information.

    A shareholder may elect to initiate a monthly "Auto Exchange" whereby a specified dollar amount's worth of his or her Fund shares (minimum $25) is automatically exchanged for shares of another Alliance Mutual Fund. Auto Exchange transactions normally occur on the 12th day of each month, or the Fund business day prior thereto if the 12th day is not a Fund business day.

    None of the Alliance Mutual Funds, the Adviser, the Principal Underwriter nor AGIS will be responsible for the authenticity of telephone requests for exchanges that a Fund reasonably believes to be genuine. AGIS will employ reasonable procedures in order to verify that telephone requests for exchanges are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If AGIS did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Selected dealers, agents or financial representatives, as applicable, may charge a commission for handling telephone requests for exchanges.

    The exchange privilege is available only in states where shares of the Alliance Mutual Funds being acquired may legally be sold. Each Alliance Mutual Fund reserves the right to reject any order to acquire its shares through exchange or, at any time on 60 days' notice to its shareholders, otherwise to modify, restrict or terminate the exchange privilege.

Retirement Plans

    The Funds may be suitable investment vehicles for part or all of the assets held in various types of retirement plans, such as those listed below. The Funds have available forms of such plans pursuant to which investments can be made in a Fund and other Alliance Mutual Funds. Persons desiring information concerning these plans should contact AGIS at the "For Literature" telephone number on the cover of this Statement of Additional Information, or write to:

Alliance Global Investor Services, Inc.
Retirement Plans
P.O. Box 1520
Secaucus, New Jersey 07096-1520

    Individual Retirement Account ("IRA"). Individuals who receive compensation, including earnings from self-employment, are entitled to establish and make contributions to an IRA. Taxation of the income and gains paid to an IRA by a Fund is deferred until distribution from the IRA. An individual's eligible contribution to an IRA will be deductible if neither the individual nor his or her spouse is an active participant in an employer-sponsored retirement plan. If the individual or his or her spouse is an active participant in an employer-sponsored retirement plan, the individual's contributions to an IRA may be deductible, in whole or in part, depending on the amount of the adjusted gross income of the individual and his or her spouse.

    Employer-Sponsored Qualified Retirement Plans. Sole proprietors, partnerships and corporations may sponsor qualified money purchase pension and profit-sharing plans, including Section 401(k) plans ("qualified plans"), under which annual tax-deductible contributions are made within prescribed limits based on compensation paid to participating individuals. The minimum initial investment requirement may be waived with respect to certain of these qualified plans.

    If the aggregate net asset value of shares of the Alliance Mutual Funds held by a qualified plan reaches $5 million on or before December 15th in any year, all Class B shares or Class C shares of the Fund held by such plan can be exchanged, at the plan's request, without any sales charge, for Class A shares of such Fund.

    Simplified Employee Pension Plan ("SEP"). Sole proprietors, partnerships and corporations may sponsor a SEP under which they make annual tax-deductible contributions to an IRA established by each eligible employee within prescribed limits based on employee compensation.

     403(b)(7) Retirement Plan. Certain tax-exempt organizations and public educational institutions may sponsor retirement plans under which an employee may agree that monies deducted from his or her compensation (minimum $25 per pay period) may be contributed by the employer to a custodial account established for the employee under the plan.

    The Alliance Plans Division of Frontier Trust Company, a subsidiary of
The Equitable Life Assurance Society of the United States, which serves as custodian or trustee under the retirement plan prototype forms available from the Funds, charges certain nominal fees for establishing an account and for annual maintenance. A portion of these fees is remitted to AGIS as compensation for its services to the retirement plan accounts maintained with a Fund.

    Distributions from retirement plans are subject to certain Code requirements in addition to normal redemption procedures. For additional information please contact AGIS at the address or "For Literature" telephone number shown on the cover of this Statement of Additional Information.

Dividend Reinvestment Program

    Shareholders may elect to have all income and capital gains distributions from their account be paid to them in the form of additional shares of the same class of the Fund pursuant to the Fund's Dividend Reinvestment program. No initial or contingent deferred sales charge will be imposed on shares issued pursuant to the Dividend Reinvestment Program. Shares issued under this program will have an aggregate net asset value as of the close of business on the declaration date of the dividend or distribution equal to the cash amount of the distribution. Investors wishing to participate in the Dividend Reinvestment Program should complete the appropriate section of the Subscription Application found in the Prospectus. Current shareholders should contact AGIS to participate in the Dividend Reinvestment Program.

    In certain circumstances where a shareholder has elected to receive dividends and/or capital gain distributions in cash but the account has been determined to be lost due to mail being returned to us by the Postal Service as undeliverable, such shareholder's distributions option will automatically be placed within the Dividend Reinvestment Program for future distributions. No interest will accrue on amounts represented by uncashed distribution checks.

Dividend Direction Plan

    A shareholder who already maintains, in addition to his or her Class A, Class B or Class C Fund accounts, a Class A, Class B or Class C account with one or more other Alliance Mutual Funds may direct that income dividends and/or capital gains distributions paid on his or her Class A, Class B or Class C Fund shares be automatically reinvested, in any amount, without the payment of any sales or service charges, in shares of the same class of such other Alliance Mutual Fund(s). Further information can be obtained by contacting AGIS at the address or the "For Literature" telephone number shown on the cover of this Statement of Additional Information. Investors wishing to establish a dividend direction plan in connection with their initial investment should complete the appropriate section of the Subscription Application found in the Prospectus. Current shareholders should contact AGIS to establish a dividend direction plan. Systematic Withdrawal Plan

    General. Any shareholder who owns or purchases shares of a Fund having a current net asset value of at least $4,000 (for quarterly or less frequent payments), $5,000 (for bi-monthly payments) or $10,000 (for monthly payments)may establish a systematic withdrawal plan under which the shareholder will periodically receive a payment in a stated amount of not less than $50 on a selected date. Systematic withdrawal plan participants must elect to have their dividends and distributions from a Fund automatically reinvested in additional shares of that Fund.

    Shares of a Fund owned by a participant in the Fund's systematic withdrawal plan will be redeemed as necessary to meet withdrawal payments and such withdrawal payments will be subject to any taxes applicable to redemptions and, except as discussed below, any applicable contingent deferred sales charge. Shares acquired with reinvested dividends and distributions will be liquidated first to provide such withdrawal payments and thereafter other shares will be liquidated to the extent necessary, and depending upon the amount withdrawn, the investor's principal may be depleted. A systematic withdrawal plan may be terminated at any time by the shareholder or the relevant Fund.

    Withdrawal payments will not automatically end when a shareholder's account reaches a certain minimum level. Therefore, redemptions of shares under the plan may reduce or even liquidate a shareholder's account and may subject the shareholder to a Fund's involuntary redemption provisions. See "How to Sell Shares--General." Purchases of additional shares concurrently with withdrawals are undesirable because of sales charges imposed when purchases are made. While an occasional lump-sum investment may be made by a shareholder of Class A shares who is maintaining a systematic withdrawal plan, such investment should normally be an amount at least equivalent to three times the annual withdrawal or $5,000, whichever is less.

    Payments under a systematic withdrawal plan may be made by check or electronically via the Automated Clearing House ("ACH") network. Investors wishing to establish a systematic withdrawal plan in conjunction with their initial investment in shares of a Fund should complete the appropriate portion of the Subscription Application found in the Prospectus, while current Fund shareholders desiring to do so can obtain an application form by contacting AGIS at the address or the "For Literature" telephone number shown on the cover of this Statement of Additional Information.

    CDSC Waiver for Class B Shares and Class C Shares. Under a systematic withdrawal plan, up to 1% monthly, 2% bi-monthly or 3% quarterly of the value at the time of redemption of the Class B or Class C shares in a shareholder's account may be redeemed free of any contingent deferred sales charge.

    With respect to Class B shares, the waiver applies only with respect to shares acquired after July 1, 1995. Class B shares that are not subject to a contingent deferred sales charge (such as shares acquired with reinvested dividends or distributions) will be redeemed first and will count toward the foregoing limitations. Remaining Class B shares that are held the longest will be redeemed next. Redemptions of Class B shares in excess of the foregoing limitations will be subject to any otherwise applicable contingent deferred sales charge.

    With respect to Class C shares, shares held the longest will be redeemed first and will count toward the foregoing limitations. Redemptions in excess of those limitations will be subject to any otherwise applicable contingent deferred sales charge.

Statements and Reports

    Each shareholder receives semi-annual and annual reports which include a portfolio of investments, financial statements and, in the case of the annual report, the report of the Trust's independent accountants, PricewaterhouseCoopers LLP, as well as a confirmation of each purchase and redemption. By contacting his or her broker or AGIS, a shareholder may arrange for copies of his or her account statements to be sent to another person.

-------------------------------------------------------------------------------
                                 NET ASSET VALUE
-------------------------------------------------------------------------------

     The Alliance Capital Pricing & Valuation Group (the "Pricing Group") is charged with the responsibility to implement Alliance's Statement of Pricing Policy (the "Policy Statement"), as approved by the Board of Trustees.

     The per share net asset value is computed in accordance with the Trust's Declaration of Trust and By-Laws at the next close of regular trading on the Exchange (ordinarily 4:00 p.m. Eastern time) following receipt of a purchase or redemption order by a Fund on each Fund business day on which such an order is received and on such other days as the Board of Trustees deems appropriate or necessary in order to comply with Rule 22c-1 under the 1940 Act. Each Fund's per share net asset value is calculated by dividing the value of that Fund's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any weekday on which the Exchange is open for trading.

     In accordance with applicable rules under the 1940 Act, portfolio securities are valued at current market value or at fair value as determined in good faith by the Board of Trustees. The Board of Trustees has delegated to the Adviser certain of the Board's duties with respect to the following procedures. Readily marketable securities listed on the Exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are valued, except as indicated below, at the last sale price reflected on the consolidated tape at the close of the Exchange or, in the case of a foreign securities exchange, at the last quoted sale price, in each case on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued in good fa ith at fair value by, or pursuant to procedures established by, the Board of Trustees. Securities for which no bid and asked price quotations are readily available are valued in good faith at fair value by, or in accordance with procedures established by, the Board of Trustees. Readily marketable securities not listed on the Exchange or on a foreign securities exchange but listed on other national securities exchanges are valued in like manner, and securities traded on The Nasdaq Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price. Portfolio securities traded on the Exchange or on a foreign securities exchange and on one or more other national or foreign securities exchanges, and portfolio securities not traded on the Exchange but traded on one or more other national or foreign securities exchanges are valued in accordance with these procedures by reference to the principal exchange on which the securities are traded.

     Readily marketable securities traded in the over-the-counter market, including securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on NASDAQ), are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources.

     Listed put or call options purchased by a Fund are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day.

     Open futures contracts and options thereon will be valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuations, the last available closing settlement price will be used.

     U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days (unless in either case the Board of Trustees determines that this method does not represent fair value).

     Fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service take into account many factors, including institutional size trading in similar groups of securities and any developments related to specific securities. For securities where the Pricing Group has determined that an appropriate pricing service does not exist, such securities may be valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

     All other securities will be valued in accordance with readily available market quotations as determined in accordance with procedures established by a Fund or the Board of Trustees.

     With respect to securities for which market quotations are not readily available, the market value of a security will be determined in accordance with the Policy Statement.

     Trading in securities on Far Eastern and European securities exchanges and over-the-counter markets is normally completed well before the close of business of each Fund business day. In addition, trading in foreign markets may not take place on all Fund business days. Furthermore, trading may take place in various foreign markets on days that are not Fund business days. Each Fund's calculation of the net asset value per share, therefore, does not always take place contemporaneously with the most recent determination of the prices of portfolio securities in these markets. Events affecting the values of these portfolio securities that occur between the time their prices are determined in accordance with the above procedures and the close of the Exchange will not be reflected in a Fund's calculation of net asset value unless these prices do not reflect current market value, in which case the securities will be valued in good faith at fair value by, or in accordance with procedures established by, the Board of Trustees.

     The Board of Trustees may suspend the determination of a Fund's net asset value (and the offering and sales of shares), subject to the rules of the Commission and other governmental rules and regulations, at a time when: (1) the Exchange is closed, other than customary weekend and holiday closings, (2) an emergency exists as a result of which it is not reasonably practicable for a Fund to dispose of securities owned by it or to determine fairly the value of its net assets, or (3) for the protection of shareholders, the Commission by order permits a suspension of the right of redemption or a postponement of the date of payment on redemption.

     For purposes of determining each Fund's net asset value per share, all assets and liabilities initially expressed in a foreign currency will be converted into U.S. dollars at the mean of the current bid and asked prices of such currency against the U.S. dollar last quoted by a major bank that is a regular participant in the relevant foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If such quotations are not available as of the close of the Exchange, the rate of exchange will be determined in good faith by, or under the direction of, the Board of Trustees.

     The assets attributable to the Class A shares, Class B shares and Class C shares will be invested together in a single portfolio for each Fund. The net asset value of each class will be determined separately by subtracting the liabilities allocated to that class from the assets belonging to that class in conformance with the provisions of a plan adopted by each Fund in accordance with Rule 18f-3 under the 1940 Act.


-------------------------------------------------------------------------------
                       DIVIDENDS, DISTRIBUTIONS AND TAXES
-------------------------------------------------------------------------------

    Dividends paid by the Funds, if any, with respect to Class A, Class B and Class C shares will be calculated in the same manner at the same time on the same day and will be in the same amount, except that the higher distribution services applicable to Class A, Class B and Class C shares, and any incremental transfer agency costs relating to Class B and Class C shares, will be borne exclusively by the class to which they relate.

United States Federal Income Taxation of Dividends and Distributions

    Each Fund intends to qualify for tax treatment as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), for each taxable year. In order to qualify as a regulated investment company, each Fund must, among other things, (1) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities or currencies, and (2) diversify its holdings so that at the end of each quarter of its taxable year, the following two conditions are met: (i) at least 50% of the market value of the Fund's assets is represented by cash or cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies) or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses. These requirements may limit the range of the Fund's investments.

    If a Fund qualifies as a regulated investment company, it will not be subject to federal income tax on the part of its income distributed in a timely manner to shareholders in the form of dividends (including capital gain dividends), provided the Fund distributes with respect to each taxable year at least (a) 90% of its taxable net investment income (generally, dividends, interest, certain other income, and the excess, if any, of net short-term capital gain over net long-term capital loss) and (b) 90% of the excess of (i) its tax-exempt interest income less (ii) certain deductions attributable to that income. Each Fund intends to make sufficient distributions to shareholders to meet this requirement. Investors should consult their own counsel for a complete understanding of the requirements the Funds must meet to qualify for such treatment.

    In addition, if a Fund fails to distribute in a calendar year an amount equal to the sum of 98% of its ordinary income for such year and 98% of its capital gain net income for the one-year period ending October 31 (or later if the Fund is permitted so to elect and so elects), plus any retained amount from the prior year, the Fund will be subject to a 4% excise tax on the undistributed amounts. A dividend paid to shareholders by a Fund in January of a year generally is deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year. The Funds intend generally to make distributions sufficient to avoid imposition of the 4% excise tax.

    The information set forth in the Funds' Prospectus and the following discussion relates solely to federal income taxes on dividends and distributions by a Fund and assumes that each Fund qualifies as a regulated investment company. Investors should consult their own counsel for further details and for the application of state and local tax laws to his or her particular situation.

    Dividends derived from net investment income and net short-term capital gains are taxable to shareholders as ordinary income. The dividends-received deduction may be available to certain corporate shareholders with respect to each Fund's dividends of net investment income, but only to the extent such dividends are so designated by the Fund. The amount of such dividends and distributions that may be designated by a Fund as eligible for the dividends-received deduction is limited to the amount of qualifying dividends from domestic corporations received by the Fund during the taxable year. Furthermore, provisions of the Code disallow the dividends-received deduction in certain cases, including (i) to the extent a corporation's investment in shares of a Fund is financed with indebtedness and (ii) where the corporate shareholder did not hold its shares without protection from risk of loss on the ex-dividend date and for at least 45 more days during the 90-day period beginning 45 days prior to the ex-dividend date.

    Distributions of net capital gains designated by a Fund as such (i.e., the excess of net long-term capital gain over net short-term capital loss) are taxable as long-term capital gain (generally at a 20% rate for noncorporate shareholders), regardless of how long a shareholder has held shares in the Fund.

    Capital gains distributions are not eligible for the dividends-received deduction for corporate shareholders. Any dividend or distribution received by a shareholder on shares of the Fund (even if received shortly after the purchase of such shares by such shareholder) will have the effect of reducing the net asset value of such shares by the amount of such dividend or distribution. If a shareholder sells Fund shares at a loss within six months after purchasing the shares, the loss will be treated as a long-term capital loss for federal income tax purposes to the extent of any net capital gain distributions received by the shareholder with respect to such shares.

    Dividends and distributions are taxable in the manner described above regardless of whether they are paid to the shareholder in cash or are reinvested in additional shares of a Fund.

    A dividend or distribution with respect to shares of either Fund held by a tax-deferred or qualified plan, such as an IRA, 403(b)(7) retirement plan or corporate pension or profit-sharing plan, generally will not be taxable to the plan. Distributions from such plans will be taxable to individual participants under applicable tax rules without regard to the character of the income earned by the qualified plan.

    Dividends and distributions on a Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when a Fund's net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed, even when a Fund's net asset value also reflects unrealized losses.

    For federal income tax purposes, when equity call options which a Fund has written expire unexercised, the premiums received by the Fund give rise to short-term capital gains at the time of expiration. When a call written by a Fund with respect to stock is exercised, the amount realized by the Fund on the sale of the stock is increased by the amount of the premium, and the nature of the gain or loss depends upon the holding period of the stock. There may be short-term gains or losses associated with closing purchase transactions.

    Each Fund's hedging transactions, including hedging transactions in options, futures contracts and straddles, or other similar transactions, will subject the Fund to special tax rules (including mark-to-market, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. Each Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interest of the Fund.

    Each Fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased. Neither Fund generally expects that shareholders will be able to claim a credit or deduction with respect to foreign taxes. In addition, each Fund's investments in foreign securities or foreign currencies may increase or accelerate the Fund's recognition of ordinary income and may affect the timing or amount of the Fund's distributions.

    The Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable dividends and other distributions paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number (TIN), who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding. Pursuant to recently enacted tax legislation, the backup withholding tax rate will be (i) 30% for amounts paid during 2002 and 2003,(ii) 29% for amounts paid during 2004 and 2005, and (iii) 28% for amounts paid during 2006 through 2010. This legislation will expire and the backup withholding rate will be 31% for amounts paid after December 31, 2010, unless Congress enacts tax legislation providing otherwise.

         Recent tax legislation changed the maximum capital gain tax rates for capital assets (including Fund shares) held by a non-corporate shareholder for more than 5 years to 8 percent and 18 percent (from 10 percent and 20 percent). The 18-percent rate applies only to assets the holding period for which began after December 31, 2000 (including by way of an election to mark the asset to the market, and to pay the tax on any gain thereon, as of January 2, 2001). The mark-to-market election may be disadvantageous from a federal tax perspective, and shareholders should consult their tax advisors before making such an election.

    The foregoing discussion relates only to U.S. federal income tax law as it affects U.S. shareholders. The effects of federal income tax law on non-U.S. shareholders may be substantially different. Foreign investors should consult their counsel for further information as to the U.S. tax consequences of investing in a Fund.

-------------------------------------------------------------------------------
                               GENERAL INFORMATION
-------------------------------------------------------------------------------

Description of the Trust

    The Trust is organized as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts by an Agreement and Declaration of Trust ("Declaration of Trust") dated March 26, 1987, a copy of which is on file with the Secretary of State of The Commonwealth of Massachusetts. The Trust is a "series" company as described in Rule 18f-2 under the 1940 Act, having three separate portfolios, each of which is represented by a separate series of shares. In addition to the Funds, the other portfolio of the Trust is the Alliance Growth Fund.

    The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of each series and of each class of shares thereof. The shares of each Fund and each class thereof do not have any preemptive rights. Upon termination of any Fund or any class thereof, whether pursuant to liquidation of the Trust or otherwise, shareholders of that Fund or that class are entitled to share pro rata in the net assets of that Fund or that class then available for distribution to such shareholders.

    The assets received by the Trust for the issue or sale of the Class A, Class B and Class C shares of each Fund and all income, earnings, profits, losses and proceeds therefrom, subject only to the rights of creditors, are allocated to, and constitute the underlying assets of, the appropriate class of that Fund. The underlying assets of each Fund and each class of shares thereof are segregated and are charged with the expenses with respect to that Fund and that class and with a share of the general expenses of the Trust. While the expenses of the Trust are allocated to the separate books of account of each series and each class of shares thereof, certain expenses may be legally chargeable against the assets of all series or a particular class of shares thereof.

    The Declaration of Trust provides for the perpetual existence of the Trust. The Trust or either Fund, however, may be terminated at any time by vote of at least a majority of the outstanding shares of each Fund affected. The Declaration of Trust further provides that the Trustees may also terminate the Trust upon written notice to the shareholders.

    It is anticipated that annual shareholder meetings will not be held; shareholder meetings will be held only when required by federal or state law. Shareholders have available certain procedures for the removal of Trustees.

    A shareholder will be entitled to share pro rata with other holders of the same class of shares all dividends and distributions arising from a Fund's assets and, upon redeeming shares, will receive the then-current net asset value of the Fund represented by the redeemed shares less any applicable contingent deferred sales charge. Each Fund is empowered to establish, without shareholder approval, additional portfolios, which may have different investment objectives and policies than those of the Funds, and additional classes of shares within each Fund. If an additional portfolio or class were established in either Fund, each share of the portfolio or class would normally be entitled to one vote for all purposes. Generally shares of each portfolio and class would vote together as a single class on matters, such as the election of Trustees, that affect each portfolio and class in substantially the same manner. Class A, Class B and Class C shares have identical voting, dividend, liquidation and other rights, except that each class bears its own transfer agency expenses, each of Class A, Class B and Class C shares of the Funds bears its own distribution expenses and Class B shares convert to Class A shares under certain circumstances. Each class of shares of each Fund votes separately with respect to the Fund's Rule 12b-1 distribution plan and other matters for which separate class voting is appropriate under applicable law. Shares are freely transferable, are entitled to dividends as determined by the Trustees and, in liquidation of a Fund, are entitled to receive the net assets of the Fund.

Codes of Ethics

    The Funds, the Adviser and the Principal Underwriter have each adopted codes ethics pursuant to Rule 17j-1 of the 1940 Act. These codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Funds.

Capitalization

    The Trust has an unlimited number of authorized shares of beneficial interest. The Trustees are authorized to reclassify any unissued shares to any number of additional series and classes without shareholder approval. Accordingly, the Trustees in the future, for reasons such as the desire to establish one or more additional portfolios with different investment objectives, policies or restrictions, may create additional classes or series of shares. Any issuance of shares of another class or series would be governed by the 1940 Act and the laws of The Commonwealth of Massachusetts. If shares of another series were issued in connection with the creation of one or more additional portfolios, each share of any portfolio would normally be entitled to one vote for all purposes. Generally, shares of all portfolios would vote as a single series on matters, such as the election of Trustees, that affected all portfolios in substantially the same manner. As to matters affecting each portfolio differently, such as approval of the Investment Advisory Agreement and changes in investment policy, shares of each portfolio would vote as a separate series. Procedures for calling a shareholders' meeting for the removal of Trustees of the Fund, similar to those set forth in Section 16(c) of the 1940 Act, will be available to shareholders of the Funds. The rights of the holders of shares of a series may not be modified except by the vote of a majority of the outstanding shares of such series. Except as noted below under "Shareholder and Trustee Liability," all shares of the Funds when duly issued will be fully paid and non-assessable.

    At the close of business on August 9, 2002, there were 7,896,147.3840 shares of common stock of the Alliance Conservative Investors Fund outstanding including 3,208,710.6290 Class A shares, 4,007,897.3690 Class B shares and 679,539.3860 Class C shares. At the close of business on August 9, 2002, there were 9,847,664.1290 shares of common stock of the Alliance Growth Investors Fund outstanding including 4,934,308.7270 Class A shares, 4,083,708.2960 Class B shares and 829,647.1060 Class C shares. Set forth below is certain information as to all persons who owned of record or beneficially 5% or more of any class of the Funds' outstanding shares at August 9, 2002:

                      ALLIANCE CONSERVATIVE INVESTORS FUND

                             5% Beneficial Ownership

CLASS B SHARES                                NO. OF SHARES             % OF
--------------                                -------------             ----
Merrill Lynch Pierce Fenner & Smith            857,414.3210             21.40%
For the sole Benefit of its Customers
Attn:  Fund Administration (97B86)
4800 Deer Lake Drive East 2nd Fl.
Jacksonville, Florida 32246-6484

CLASS C SHARES
--------------
Merrill Lynch Pierce Fenner & Smith            43,215.5810              6.36%
For the sole Benefit of its Customers
Attn:  Fund Administration (97B87)
4800 Deer Lake Drive East 2nd Fl.
Jacksonville, Florida 32246-6484

Salomon Smith Barney                           39,065.8850              5.75%
House Account
Attn: Cindy Tempesta
333 W 34th Street Floor 3
New York, NY  10001-2483

                         ALLIANCE GROWTH INVESTORS FUND

                             5% Beneficial Ownership

CLASS B SHARES
--------------
Merrill Lynch Pierce Fenner & Smith            351,159.3820             8.60%
For the sole Benefit of its Customers
Attn:  Fund Administration (97B79)
4800 Deer Lake Drive East 2nd Fl.
Jacksonville, Florida 32246-6484

CLASS C SHARES
--------------
Merrill Lynch Pierce Fenner & Smith            85,187.4300             10.27%
For the sole Benefit of its Customers
Attn:  Fund Administration (97B80)
4800 Deer Lake Drive East 2nd Fl.
Jacksonville, Florida 32246-6484

Alliance Plan Div/F.T.C.                       93,382.4480             11.14%
For the Benefit of Diane B. Baker IRA
5024 Otisco Road
Tully, NY 13159-3082

Voting Rights

    As summarized in the Prospectus, shareholders are entitled to one vote for each full share held (with fractional votes for fractional shares held) and will vote (to the extent provided herein) in the election of Trustees and the termination of the Trust or a Fund and on other matters submitted to the vote of shareholders.

    The By-Laws of the Trust provide that the shareholders of any particular series or class shall not be entitled to vote on any matters as to which such series or class is not affected. Except with respect to matters as to which the Trustees have determined that only the interests of one or more particular series or classes are affected or as required by law, all of the shares of each series or class shall, on matters as to which such series or class is entitled to vote, vote with other series or classes so entitled as a single class. Notwithstanding the foregoing, with respect to matters which would otherwise be voted on by two or more series or classes as a single class, the Trustees may, in their sole discretion, submit such matters to the shareholders of any or all such series or classes separately. Rule 18f-2 under the 1940 Act provides in effect that a series shall be deemed to be affected by a matter unless it is clear that the interests of each series in the matter are substantially identical or that the matter does not affect any interest of such series. Although not governed by Rule 18f-2, shares of each class of a Fund will vote separately with respect to matters pertaining to the respective Distribution Plans applicable to each class.

    The terms "shareholder approval" and "majority of the outstanding voting securities" as used in the Prospectus and this Statement of Additional Information mean the lesser of (i) 67% or more of the shares of the applicable Fund or applicable class thereof represented at a meeting at which more than 50% of the outstanding shares of such Fund or such class are represented or (ii) more than 50% of the outstanding shares of such Fund or such class.

    There will normally be no meetings of shareholders for the purpose of electing Trustees except that in accordance with the 1940 Act (i) the Trust will hold a shareholders' meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders, and (ii) if, as a result of a vacancy on the Board of Trustees, less than two-thirds of the Trustees holding office have been elected by the shareholders, that vacancy may only be filled by a vote of the shareholders.
The Funds' shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so, and in such event the holders of the remaining less than 50% of the shares voting for such election of Trustees will not be able to elect any person or persons to the Board of Trustees. A special meeting of shareholders for any purpose may be called by 10% of the Trust's outstanding shareholders.

    Except as set forth above, the Trustees shall continue to hold office and may appoint successor Trustees.

     No amendment may be made to the Agreement and Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust except
(i) to change the Trust's name, (ii) to establish, change or eliminate the par value of shares or (iii) to supply any omission, cure any ambiguity or cure, correct or supplement any defective or inconsistent provision contained in the Declaration of Trust.

Shareholder and Trustee Liability

    Under Massachusetts law shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Agreement and Declaration of Trust provides for indemnification out of a Fund's property for all loss and expense of any shareholder of that Fund held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund of which he or she was a shareholder would be unable to meet its obligations.

    The Agreement and Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Agreement and Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. The By-Laws of the Trust provide for indemnification by the Trust of the Trustees and the officers of the Trust but no such person may be indemnified against any liability to the Trust or the Trust's shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Counsel

    Legal matters in connection with the issuance of the shares of the Funds offered hereby are passed upon by Ropes & Gray, One International Place, Boston, Massachusetts 02110.

Independent Accountants

    The financial statements of the Conservative Investors Fund and Growth Investors Fund for the fiscal year ended April 30, 2002, which are incorporated herein by reference to the Funds' Annual Report for the period ended April 30, 2002, have been audited by PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, the Trust's independent accountants for such period, as stated in their report appearing therein, and have been so incorporated in reliance upon such report given upon the authority of that firm as experts in accounting and auditing.

Performance Information

     From time to time, each Fund may advertise its "average annual total return", "average annual total return (after taxes on distributions)" and "average annual total return (after taxes on distributions and redemptions)" (referred to below as "total return" and "after-tax returns"). Computed separately for each class, each Fund's total return and after-tax returns are the average annual compounded rate of return for its most recently completed one-, five- and ten-year periods (or the period since the Fund's inception). Total return and after-tax returns are computed by finding, through the use of formulae prescribed by the SEC, the rate of return over the periods that would equate an assumed initial amount invested to the value of the investment at the end of the period. For the purposes of computing total return and after-tax returns, income dividends and capital gains distributions paid on shares of each Fund are assumed to have been reinvested when paid and the maximum sales charge applicable to purchases of Fund shares is assumed to have been paid. After-tax returns are estimated based on the highest historical individual federal marginal income tax rates and do not reflect the effect of state and local taxes.

     For each Fund, returns shown in the following table, for the one-, five- and ten-year periods ended April 30, 2002 (or since inception through that date, as noted), reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.

Alliance Conservative Investors Fund
-------------------------------------
                                                          One Year ended      Five Years ended     Ten Years ended
                                                              4/30/02             4/30/02             4/30/02*
Class A              Return Before Taxes                      (6.91)%              4.84%                6.15%
                     Return After Taxes on                    (7.90)%              2.23%                3.90%
                     Distributions
                     Return After Taxes on                    (4.25)%              2.87%                4.03%
                     Distributions and Sale of Fund
                     Shares
Class B              Return Before Taxes                      (7.32)%              5.01%                6.01%
Class C              Return Before Taxes                      (4.48)%              5.03%                5.10%

*Inception Dates:                          Class A - May 4, 1992
                                           Class B - May 4, 1992
                                           Class C - August 2, 1993


Alliance Growth Investors Fund
------------------------------

                                                          One Year ended      Five Years ended     Ten Years ended
                                                              4/30/02             4/30/02             4/30/02*
Class A              Return Before Taxes                     (15.71)%              4.84%                7.95%
                     Return After Taxes on                   (15.71)%              2.17%                5.64%
                     Distributions
                     Return After Taxes on                    (9.65)%              3.45%                5.92%
                     Distributions and Sale of Fund
                     Shares
Class B              Return Before Taxes                     (16.09)%              4.98%                7.79%
Class C              Return Before Taxes                     (13.53)%              4.97%                6.54%

*Inception Dates:                          Class A - May 4, 1992
                                           Class B - May 4, 1992
                                           Class C - August 2, 1993


    A Fund's total return is not fixed and will fluctuate in response to prevailing market conditions or as a function of the type and quality of the securities in the Fund's portfolio and the Fund's expenses. Total return information is useful in reviewing the Fund's performance but such information may not provide a basis for comparison with bank deposits or other investments which pay a fixed return for a stated period of time. An investor's principal invested in a Fund is not fixed and will fluctuate in response to prevailing market conditions.

    Advertisements quoting performance rankings of a Fund as measured by financial publications or by independent organizations such as Lipper, Inc. and Morningstar, Inc., and advertisements presenting the historical performance of such Fund, may also from time to time be sent to investors or placed in newspapers and magazines such as The New York Times, The Wall Street Journal, Barrons, Investor's Daily, Money Magazine, Changing Times, Business Week and Forbes or other media on behalf of such Fund.

Additional Information

    This Statement of Additional Information does not contain all the information set forth in the Registration Statement filed by the Trust with the SEC under the Securities Act of 1933. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the offices of the SEC in Washington, D.C.

-------------------------------------------------------------------------------
                              FINANCIAL STATEMENTS
-------------------------------------------------------------------------------

   The Report of Independent Accountants and financial statements of the Funds included in the Funds' Annual Report for the period ended April 30, 2002 (the "Annual Report") are incorporated herein by reference to such Annual Report. Copies of such Annual Report are available without charge upon request by writing to Alliance Global Investor Services, Inc., P.O. Box 1520, Secaucus, NJ 07096-1520 or telephoning 1-800-227-4618.

                                    APPENDIX

    DESCRIPTION OF CORPORATE BOND RATINGS

    Description of the bond ratings of Moody's Investors Service, Inc. are as follows:

    Aaa-- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    Aa-- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bond because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat greater than the Aaa securities.

    A-- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium- grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

    Baa-- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    Ba-- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

    B-- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

    Caa-- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

    Ca-- Bonds which are rated Ca represent obligations which are speculative to a high degree. Such issues are often in default or have other marked shortcomings.

    C-- Bonds which are rated C are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

    Moody's applies modifiers to each rating classification from Aa through B to indicate relative ranking within its rating categories. The modifier "1" indicates that a security ranks in the higher end of its rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its rating category.

    Descriptions of the bond ratings of Standard & Poor's are as follows:

    AAA-- Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

    AA-- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

    A-- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

    BBB-- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

    BB, B, CCC, CC, or C -- Debt rated BB, B, CCC, CC or C is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse debt conditions.

    C1-- The rating C1 is reserved for income bonds on which no interest is being paid.

    D-- Debt rated D is in default and payment of interest and/or repayment of principal is in arrears.

The ratings from AAA to CC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

1 Until October 29, 1999, Alliance Holding served as the investment adviser to the Fund. On that date, Alliance Holding reorganized by transferring its business to the Adviser. Prior thereto, the Adviser had no material business operations. One result of the organization was that the Advisory Agreement, then between the Fund and Alliance Holding, was transferred to the Adviser by means of a technical assignment, and ownership of Alliance Fund Distributors, Inc. and Alliance Global Investor Services, Inc. (formerly Alliance Fund Services, Inc.), the Fund's principal underwriter and transfer agent, respectively, also was transferred to the Adviser.